UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

 INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☐	Soliciting Material Pursuant to §240.14a-12

GTT Communications, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GTT COMMUNICATIONS, INC.

April 24, 2020

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of GTT Communications, Inc. to be held at 10:00 a.m., Eastern Time, on, Wednesday, May 27, 2020. Due to the COVID-19 pandemic, we will be holding the annual meeting in a virtual format. You or your proxy will be able to attend the annual meeting, vote and submit your questions during the virtual meeting via live webcast by visiting https://web.lumiagm.com/282942326.

At the annual meeting, you will be asked to (1) elect eleven directors, (2) vote to approve our NOL Rights Agreement, as described in the accompanying Proxy Statement, (3) vote on a non-binding advisory resolution approving the compensation of our named executive officers, and (4) ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current year ending December 31, 2020. Details regarding the matters to be acted upon at this meeting appear in the accompanying Notice of Annual Meeting and Proxy Statement. Our Board of Directors unanimously recommends that stockholders vote in favor of the election of each nominated director and in favor of Proposals 2, 3 and 4.

Whether or not you plan to attend the virtual meeting, we urge you to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope, or vote electronically at www.voteproxy.com, as soon as possible so that your shares will be represented at the annual meeting. If you later decide to attend the annual meeting or change your vote, you may withdraw your proxy and vote electronically at the annual meeting. Voting by proxy will ensure your representation at the annual meeting if you do not attend electronically.

We thank you for your continued support of GTT Communications.

Very truly yours,

/s/ Richard D. Calder, Jr.
Richard D. Calder, Jr.
President and Chief Executive Officer

GTT COMMUNICATIONS, INC.

7900 Tysons One Place Suite 1450

McLean, Virginia 22102

_______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

_____________________

TO BE HELD ON WEDNESDAY, MAY 27, 2020

The Annual Meeting of Stockholders of GTT Communications, Inc., a Delaware corporation, will be held at 10:00 a.m., Eastern Time, on Wednesday, May 27, 2020. This year’s annual meeting will be a completely “virtual meeting” of shareholders. You will be able to attend the annual meeting, vote and submit your questions during the virtual meeting via live webcast by visiting https://web.lumiagm.com/282942326 and entering the control number found on your proxy card and the password “gtt2020” (the password is case sensitive). Prior to the annual meeting, you will be able to authorize a proxy to vote your shares at www.voteproxy.com. The annual meeting will be held for the purpose of considering and voting upon:

1.	To elect eleven directors to serve for a one-year term expiring at the 2021 Annual Meeting or until their successors are duly elected and qualified or their earlier resignation or removal;

2.	To Approve our NOL Rights Agreement, as described herein;

3.	To hold a non-binding advisory vote on the compensation of our named executive officers;

4.	To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2020; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business, as well as important information about how you may obtain virtual access to the annual meeting, are more fully described in the proxy statement accompanying this Notice.

Only stockholders of record at the close of business on April 1, 2020 are entitled to notice of, and to vote at, the annual meeting.

All stockholders are cordially invited to attend the virtual meeting. As always, and particularly in light of the uncertainties arising from the COVID-19 pandemic, we encourage you to vote your shares prior to the meeting. To assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose, or to vote electronically at www.voteproxy.com as promptly as possible. You may vote at the virtual meeting even if you have previously returned a proxy.

Sincerely,

/s/ Chris McKee
Chris McKee
General Counsel and Secretary

McLean, Virginia

April 24, 2020

GTT COMMUNICATIONS, INC.

7900 Tysons One Place Suite 1450

McLean, Virginia 22102

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The enclosed proxy is solicited on behalf of GTT Communications, Inc., a Delaware corporation (the “Company,” “we” or “us”), by our Board of Directors for use at our virtual annual meeting of stockholders, or the “Annual Meeting,” to be held on Wednesday, May 27, 2020 in a virtual format at https://web.lumiagm.com/282942326 at 10:00 a.m., Eastern Time, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying meeting notice.

These proxy solicitation materials will be first mailed on or about April 28, 2020 to all stockholders entitled to vote at the meeting.

Voting Securities and Voting Rights

Stockholders of record at the close of business on April 1, 2020, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 57,570,183 shares of our common stock. Each stockholder voting at the meeting, either in person at the virtual meeting or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

The presence, in person at the virtual meeting or by proxy, of the holders of a majority of our outstanding common stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee may vote the shares with respect to matters that are considered to be “routine,” but may not vote the shares with respect to “non-routine” matters. At the Annual Meeting, the ratification of the appointment of our independent registered public accounting firm (Proposal 4) is a matter considered “routine” under applicable rules, while each of our other proposals is considered “non-routine” under applicable rules. Because brokers have authority to vote at the Annual Meeting, broker votes will be counted towards establishing a quorum at the Annual Meeting.

Assuming that a quorum is present, approval of each proposal presented to the Annual Meeting will require the affirmative vote of a majority of shares of common stock present in person or by proxy at the virtual meeting and entitled to vote on such proposal. Notwithstanding the foregoing, our by-laws provide that if the election of our Board of Directors is contested (the number of nominees exceeds the number of directors to be elected), the election will be by plurality vote. Under plurality voting, the director nominee with the most votes for a particular seat is elected for that seat. Votes cast by proxy or in person at the virtual meeting will be tabulated by the inspector of elections appointed for the Annual Meeting and the inspector of elections will determine whether a quorum is present. The inspector of elections will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast as proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes are not counted as votes cast and will therefore have no effect on the outcome of the vote to approve each proposal presented at the Annual Meeting.

Whether or not a stockholder plans to attend the Annual Meeting, a stockholder may vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose or by voting electronically at www.voteproxy.com. If a stockholder attends the Annual Meeting, the stockholder may vote electronically at the virtual meeting, even if the stockholder had previously returned a proxy card or voted electronically.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If a proxy is signed and returned without instructions for voting with respect to each proposal described in this proxy statement, the shares will be voted “for” of the eleven director nominees named in proposal 1, “for” the approval of the NOL Rights Agreement as set forth in proposal 2, “for” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as set forth in proposal 3, “for” the ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm as set forth in proposal 4, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting electronically.

Participation in the Virtual Annual Meeting

To participate in the virtual annual meeting, go to “https://web.lumiagm.com/282942326”.

If you are a stockholder of record as of April 1, 2020, the record date for the annual meeting, you should click on “I have a login,” enter the control number found on your proxy card, and enter the password “gtt2020” (the password is case sensitive).

If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual annual meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of our common stock you held as of the record date, your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern time on May 19, 2020.

Solicitation

We will bear the cost of soliciting proxies, including the cost associated with preparing, assembling, printing and mailing this proxy statement. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Deadline for Receipt of Stockholder Proposals

Stockholders who wish to present proposals for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2021 Annual Meeting of Stockholders, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, or the “Exchange Act”, by the Securities and Exchange Commission, or the “SEC”, may do so by following the procedures described in Rule 14a-8 and in our by-laws. Stockholder proposals made under Rule 14a-8 intended to be included in our proxy statement and form of proxy relating to our 2021 Annual Meeting of Stockholders must receive by our Secretary not later than December 29, 2020, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. However, if the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days from the first anniversary of the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2021 Annual Meeting of Stockholders. Any proposal must comply with the requirements as to form and substance established by the SEC and our by-laws for such proposal to be included in our proxy statement.

It is the policy of our Nominating and Governance Committee to consider nominations for candidates to our Board of Directors that are properly submitted by our stockholders in accordance with our by-laws. Under our current by-laws, proposals of business and nominations for directors other than those to be included in our proxy materials following the procedures described in Rule 14a-8 may be made by any stockholder who was a stockholder of record at the time of the giving of notice provided for in our by-laws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in our by-laws (i.e., notice must be timely given and contain the information required by the by-laws). To be timely, such a notice with respect to the 2021 Annual Meeting of Stockholders must be delivered to our Secretary no earlier than 120 days prior to the anniversary of the 2020 Annual Meeting of Stockholders and not later than 90 days prior to the anniversary of the 2020 Annual Meeting of Stockholders, unless the date of the 2021 Annual Meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the 2020 Annual Meeting, in which event the by-laws provide different notice requirements. Stockholders should submit their proposals and nominations to GTT Communications, Inc., 7900 Tysons One Place, Suite 1450, McLean, Virginia 22102, Attention: Corporate Secretary. The Nominating and Governance Committee will evaluate candidates for the position of director recommended by stockholders in the same manner as candidates from other sources and will determine whether to interview any candidates or seek any additional information.

Annual Report and Other Matters

Our annual report on Form 10-K for the year ended December 31, 2019, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

The proxy statement and our annual report on Form 10-K are both available free of charge at http://www.gtt.net/us-en/investor-relations. We will provide, without charge, additional copies of our annual report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, to each stockholder of record as of the record date who requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Company’s secretary at our executive offices set forth in this proxy statement. We encourage you to vote via the Internet by following the links to the proxy statement and annual report on Form 10-K, which are both available at www.voteproxy.com.

Anti-Hedging and Anti-Pledging Policy

Our Insider Trading Policy explicitly prohibits any director or executive officer, including our named executive officers, from hedging their equity ownership in the Company by engaging in short sales or trading in any derivatives involving Company securities. Directors and executive directors are also prohibited from holding Company stock in a margin account or otherwise pledging Company securities as collateral for a loan without the prior approval of the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our certificate of incorporation and by-laws provide that the number of our directors shall be fixed from time to time by resolution of our Board of Directors. The number of directors on our Board of Directors is currently fixed at eleven. At each annual meeting of stockholders, directors will be elected for one-year terms to succeed the directors whose terms are expiring. Richard D. Calder, Jr., H. Brian Thompson, S. Joseph Bruno, Rhodric C. Hackman, Howard Janzen, Theodore B. Smith III, Nick Adamo, Elizabeth Satin, Julius Erving, Benjamin Stein and Zachary Sternberg each have been nominated by our Board of Directors’ Nominating and Governance Committee for election or re-election for one-year terms expiring in 2021. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named above. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The Board of Directors recommends a vote “for” each of the nominees named herein.

Nominees for Director Standing for Election

Richard D. Calder, Jr., 56, has served as our Chief Executive Officer and Director since May 2007. Prior to joining us, from 2004 to 2006, Mr. Calder served as President & Chief Operating Officer of InPhonic, Inc., a publicly-traded online seller of wireless services and products. From 2001 to 2003, Mr. Calder served in a variety of executive roles for Broadwing Communications, including as President, Business Enterprises and Carrier Markets. From 1996 to 2001, Mr. Calder held several senior management positions with Winstar Communications, ultimately serving as President of the company’s South Division. In 1994, Mr. Calder co-founded Go Communications, a wireless communications company, and served as its Vice President of Corporate Development until 1996. Prior to co-founding Go Communications, Mr. Calder held a variety of marketing, business development, and engineering positions with MCI Communications and Tellabs. Mr. Calder received a Master of Business Administration from Harvard Business School and received a Bachelor of Science in Electrical Engineering from Yale University. We believe Mr. Calder’s role as our Chief Executive Officer, together with his extensive relevant industry experience, qualify him for election to the Board of Directors.

H. Brian Thompson, 81, has served as Chairman of our Board of Directors since January 2005 and as our Executive Chairman since October 2006. From January 2005 until October 2006 and from January 2007 until May 2007, Mr. Thompson also served as our Chief Executive Officer. Mr. Thompson continues to head his own private equity investment and advisory firm, Universal Telecommunications, Inc., focused on both start-up companies and consolidations taking place in the information/telecommunications business areas both domestically and internationally. From December 2002 to June 2007, he was Chairman of Comsat International, one of the largest independent telecommunications operators serving all of Latin America. He previously served as Chairman and Chief Executive Officer of Global TeleSystems Group, Inc. from March 1999 through September 2000. Mr. Thompson also served as Chairman and CEO of LCI International, Inc. from 1991 until its sale to Qwest Communications International, Inc. in June 1998. He became Vice Chairman of the Board for Qwest until his resignation in December 1998. From 1981 to 1990, Mr. Thompson served as Executive Vice President of MCI Communications Corporation. He currently serves as a member of the board of directors of Pendrell Corporation and Penske Automotive Group, Inc., and also served as a member of the board of directors of Sonus Networks, Inc. and Axcelis Technologies Inc. Mr. Thompson served as the Co-Chairman for the Americas and is currently on the Executive Committee of the Global Information Infrastructure Commission, a multinational organization launched in Brussels in 1995 to chart the role of the private sector in the developing global information and telecommunications infrastructure. He serves as a member of the Irish Prime Minister’s Ireland-America Economic Advisory Board. Mr. Thompson received his Master of Business Administration from Harvard’s Graduate School of Business and holds an undergraduate degree in Chemical Engineering from the University of Massachusetts. We believe Mr. Thompson’s extensive relevant industry experience, as both an executive officer and board member of communications companies, together with his investing experience, qualify him for election to the Board of Directors.

S. Joseph Bruno, 71, has been a Director since 2007. Mr. Bruno has served since 2004 as President and CEO of Building Hope, a private foundation that develops and finances real estate facilities for charter schools. From 2001 to 2004, Mr. Bruno served as Senior Consultant- eHealth Division of BCE Emergis, an eCommerce service provider in the health and financial services sectors, where he focused on financial reporting, mergers and acquisitions, and tax compliance. From 2000 to 2002, Mr. Bruno also served as Director, International Operations for Carey International. From 1995 to 2000, Mr. Bruno was Senior Vice President, Chief Financial Officer and Corporate Secretary of United Payors & United Providers, Inc., a publicly-traded service provider in the health care industry. From 1989 to 1995, he was a partner at Coopers & Lybrand LLP which merged with Pricewaterhouse to form PricewaterhouseCoopers. From 1986 to 1989, Mr. Bruno served as Senior Vice President of Operations and Chief Financial Officer of Jurgovan & Blair, Inc., a health care and information technology services provider, and from 1971 to 1986, he was employed by KPMG Peat Marwick LLP, an international public accounting firm, including six years as a partner. Mr. Bruno currently serves on a number of not for profit boards, including Leadership Greater Washington, the Florida Consortium of Public Charter Schools, Bluum, Idaho Charter School Network, and Friends of Choice in Urban Schools. Mr. Bruno has been a certified public accountant since 1972. Mr. Bruno received a B.S. in Finance and Accounting from the University of Maryland. We believe Mr. Bruno’s extensive financial reporting experience, together with his managerial experience as both an executive officer and director, qualify him for election to the Board of Directors.

Rhodric C. Hackman, 72, has been a Director since 2005 and has served as Lead Independent Director since 2008. From January 2005 to October 2006, Mr. Hackman served as our President and Secretary. In October 1999, Mr. Hackman co-founded Mercator Capital L.L.C., a merchant and investment bank focused on communications, media and technology. Mr. Hackman was a partner of Mercator Capital and its affiliates since formation until 2016. From 1981 to 1999 Mr. Hackman served in a corporate finance role within several investment banking firms including Kidder Peabody & Co., PricewaterhouseCoopers Securities and Hackman, Baring & Co. Mr. Hackman also served as a line officer in the US Navy where he supervised, operated and managed shipboard nuclear reactors. Mr. Hackman also serves on the Board of Directors of NCB Management Services, Inc. Mr. Hackman received a B.S. from the United States Naval Academy majoring in Applied Mathematics and an M.B.A. from Cornell University. We believe Mr. Hackman’s extensive experience in corporate finance regarding telecommunications companies qualifies him for election to the Board of Directors.

Howard E. Janzen, 66, has been a Director since 2006. Mr. Janzen has served as CEO and Chairman of several communications and energy companies. He was the Executive Chairman of Cool Planet Energy Systems from December 2016 until January 2019, and previously served as its President and Chief Executive Officer since May 2012. He served as a member of the Cool Planet board of directors until January 2020, which position he held since 2012. Mr. Janzen was the Chief Executive Officer of One Communications, the country’s largest privately held multi-regional supplier of integrated telecommunications solutions to businesses, from March 2007 until its sale to Earthlink on April 1, 2011. From January 2004 to September 2005 he served as President of Sprint Business Solutions, the business unit serving Sprint’s global business customer base. From May 2003 to January 2004, he was President of Sprint’s Global Markets Group, a division of Sprint serving both consumer and business customers. From 1994 until October 2002, Mr. Janzen served as President and Chief Executive Officer, and Chairman from 2001 to 2002, of Williams Communications Group. Beginning in 1979, Mr. Janzen served in a number of leadership roles in Williams’ energy and natural gas pipeline businesses. Mr. Janzen currently serves as a member of the Board of Directors for Vocera Communications. Mr. Janzen also served on the board of directors of Sonus Networks. Mr. Janzen earned Bachelor of Science and Master of Science degrees in metallurgical engineering from The Colorado School of Mines and is a licensed Professional Engineer. He completed the Harvard Business School Program for Management Development. Mr. Janzen was named a Colorado School of Mines Distinguished Achievement Medalist and was inducted into the University of Tulsa, College of Engineering and Natural Sciences Hall of Fame. Mr. Janzen also serves as a member of the Board of Directors of Bye Aerospace Inc., a privately held aerospace engineering and technology company. He is the Commissioner and Chairman Emeritus of the Global Information Infrastructure Commission and also serves as a member of the Board of Directors for HeritX, Inc., an inherited cancer prevention initiative, the Colorado School of Mines Foundation, Denver Area Boy Scouts of America, and the University of Denver Graduate School of Professional Psychology, each a non-profit organization. We believe Mr. Janzen’s extensive relevant industry experience, as both an executive officer and board member of communications companies, qualifies him for election to the Board of Directors.

Theodore B. Smith, III, 57, has been a Director since 2007 and currently serves as Managing Member at GHS Partners LLC, a management company that focuses on wealth enhancement through investment management and runs Piping Rock Advisors LLC, an investment and venture consulting business. From 2010 to 2018, Mr. Smith served as Managing Director of Canrock Ventures, an early-stage venture fund. He previously served as the Chairman and Chief Executive Officer of John Hassall, Inc., a privately held manufacturer of specialty aerospace and automotive fasteners from 2004 until 2014, when he successfully sold the business to Novaria Group, LLC. From 1997 to 2004, Mr. Smith served as President of John Hassall, Inc. and from 1989 to 1997 he served in various positions in manufacturing and sales for John Hassall, Inc. Prior to John Hassall, Inc., Mr. Smith worked at Bear Sterns in Risk Arbitrage and Institutional Equities. He earned a Bachelor of Arts degree in Economics and Art History from Colgate University and completed the Stanford Executive Program, the Harvard Business School Program for Management Development, as well as the Stanford Directors College at Stanford Law School program for corporate boards. Mr. Smith is a member of the National Association of Corporate Directors. Mr. Smith also serves on the board of the Alberleen Group, an independent investment bank and merchant banking firm; Rogers Investment Advisors K.K., a licensed Tokyo-headquartered asset management company specializing in Asian Alternative investment products; and Personal Wines (Pervino, Inc.), a premier provider of personalized wines and Estate Wine Brokers. Mr. Smith also served on the board of Crowdster, a peer-to-peer crowed engagement platform focused on fundraising for non-profits from 2010 to 2017. He is also actively involved with a number of non-profits, including the Whitney Museum’s Photography Committee, and is a Trustee of the North Shore Land Alliance. We believe Mr. Smith’s extensive experience, as both an executive officer and director, qualifies him for election to the Board of Directors.

Nick Adamo, 56, has been a Director since 2016. He is currently retired after having served in various capacities at Cisco Systems, Inc. since 1995, where in his last role he served as Senior Vice President of the Global Service Provider segment, an organization that oversees global sales, service delivery, and engineering for Cisco’s top service provider customers. Before that, Mr. Adamo was Senior Vice President for the Americas region of Cisco, where he managed more than 6500 employees in the United States, Canada and Latin America. Previously he was Senior Vice President for the newly formed Global Segments & Architecture team of Cisco where he played a critical role in defining and leading Cisco’s strategy for aligning Cisco’s resources to deliver unique business and technology solutions. Before that, Mr. Adamo was Senior Vice President of Cisco for the service provider business globally. Mr. Adamo has recently been elected as Non-Executive Chairman of the Board of Commvault Systems, Inc., a globally recognized leader in Enterprise Data Management Software focused on Backup and Restore Services based in Tinton Falls, NJ. Mr. Adamo also is a member of the Board of Directors for Blue Danube Systems, a private company providing innovative mobile wireless access solutions that significantly and cost-effectively increase network capacity and enhance quality of service for Service Providers globally. He serves on the Board of Directors of Lookout, a San Francisco based mobile security company, providing security solutions to both private and business mobile devices. In addition, Mr. Adamo serves on the Board of Inwood House, a not-for-profit organization in the New York City Area dedicated to helping at-risk teens take charge of their lives and become healthy and self-reliant adults. Mr. Adamo holds a Bachelor of Science degree in computer engineering from Columbia University. We believe Mr. Adamo’s deep working knowledge and experience from both enterprise and service provider market segments qualifies him to serve on our Board of Directors.

Elizabeth Satin, 58, has been a Director since 2016. Since 2009, she has served as Senior Vice President and head of Mergers & Acquisitions North America at Wolters Kluwer, a leading global information services company. Before her current position, Ms. Satin was Managing Director from 2008-2009 at Jordan Edmiston, a boutique media and communications investment bank. From 1998-2008 Ms. Satin served as Managing Director focused on the media and communications and private equity industries at Lehman Brothers, where she served in various capacities since 1989. Ms. Satin holds a Bachelor’s degree in International Relations and Semiotics from Brown University, and earned an MBA with honors in Finance from the NYU Stern School of Business. We believe Ms. Satin’s extensive industry knowledge and skills as a leader of transactions qualifies her for election to the Board of Directors.

Julius Erving, 70, has been a Director since 2018. Internationally recognized as Dr. J, Mr. Erving currently serves as founder and managing member of Dr. J Enterprises, which manages the merchandising, media and philanthropic involvement of the Julius “Dr. J” Erving brand. Mr. Erving’s business affiliations have generated close to $2.5 billion in revenue and brand value for his partners and clients. He has served on various boards of directors, including LCI International, Converse, Darden Group, Thomas Jefferson University Hospital, Meridian Bank, Philadelphia Parks and Recreation Commission, Saks Fifth Avenue, The Sports Authority, The University of Massachusetts, Widener University and Williams Communications. Mr. Erving holds a Bachelor’s degree in business management and an honorary doctorate from the University of Massachusetts, as well as honorary degrees from Temple University and Philadelphia University. We believe Mr. Erving’s 40 years of experience as a sports leader, business executive, entrepreneur and director qualifies him for election to the Board of Directors.

Benjamin Stein, 34, has been a Director since 2019. Since 2005, he has served as a Managing Member of the general partner and the investment advisor of The Spruce House Partnership L.P., an investment partnership he co-founded in 2005 which invests in public and private companies globally and seeks to invest alongside owner-operator management teams that are focused on growing the value of their companies over the long term. Mr. Stein also serves on the board of Colliers International Group, Inc., one of the largest commercial real estate services companies in the world, and of The Africa Center, a New York-based institution focused on African business, culture and policy. Mr. Stein holds a Bachelor of Arts in International Relations from the University of Pennsylvania. We believe Mr. Stein’s extensive experience in corporate finance and his focus on long-term value creation qualifies him for election to the Board of Directors.

Zachary Sternberg, 34, will join as a Director upon his election. Since June 2019 he has served as an observer to our Board of Directors. Since 2005, Mr. Sternberg has served as a Managing Member of the general partner and the investment adviser of The Spruce House Partnership LLC, an investment partnership he co-founded in 2005 which invests in public and private companies globally and seeks to invest alongside owner-operator management teams that are focused on growing the value of their companies over the long term. Mr. Sternberg also serves on the board of Cimpress, one of the largest mass customization and print businesses in the world, and Victoria PLC, the UK’s leading designer, manufacturer and distributor of innovative flooring products. Mr. Sternberg holds an undergraduate degree from The Wharton School at the University of Pennsylvania with a concentration in accounting. We believe Mr. Sternberg’s extensive experience in corporate finance and his focus on long-term value creation qualifies him to serve on the Board of Directors.

Information Relating to Corporate Governance and the Board of Directors

Our by-laws authorize our Board of Directors to appoint among its members one or more committees, each consisting of one or more directors. Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

Our Board of Directors has adopted charters for the Audit, Compensation and Nominating and Governance Committees describing the authority and responsibilities delegated to each committee by the Board of Directors. Our Board of Directors has also adopted Corporate Governance Guidelines, Stock Ownership Guidelines, and a Code of Business Conduct and Ethics Policy, which includes our whistleblower guidelines. We post on our website, at www.gtt.net, the charters of our Audit, Compensation and Nominating and Governance Committees and our Corporate Governance Guidelines, Stock Ownership Guidelines and Code of Business Conduct and Ethics. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement. We intend to disclose on our website any amendments to or waivers of a provision of our Code of Business Conduct and Ethics made with respect to our directors or executive officers.

Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of GTT Communications, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters will be sent to the indicated directors.

The Audit Committee

The role of the Audit Committee is (1) to oversee the accounting and financial reporting processes of our Company and the audits of the financial statements of our Company, (2) to provide assistance to our Board of Directors with respect to its oversight of the integrity of the financial statements of our Company, our Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of our Company’s internal audit function and independent registered public accounting firm, and (3) to prepare the report of the Audit Committee required by the rules promulgated by the SEC to be included in the Company’s annual proxy statement or other SEC filings. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our Company’s accounting and financial reporting process and audits of the financial statements of our Company on behalf of our Board of Directors. The Audit Committee also selects the independent registered public accounting firm to conduct the annual audit of the financial statements of our Company; reviews the proposed scope of such audit; reviews accounting and financial controls of our Company with our financial accounting staff; and, unless otherwise delegated by our Board of Directors to another committee, reviews and approves transactions, if any, between us and our directors, officers, and their affiliates.

The Audit Committee currently consists of Messrs. Bruno, Smith and Hackman and Ms. Satin, each of whom is an independent director of our Company under the New York Stock Exchange, or “NYSE,” Marketplace Rules and under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. The Board of Directors previously determined that all members of the Audit Committee meet the requirements for financial literacy and that Mr. Bruno qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Mr. Bruno serves as the Chairman of the Audit Committee.

The Compensation Committee

The role of the Compensation Committee includes (1) overseeing the Company’s compensation and benefits generally and (2) determining, or recommending to our Board of Directors for determination, the compensation of our Chief Executive Officer, other executive officers and the members of the Board of Directors. This includes:

•	establishing and reviewing our overall compensation philosophy;

•	reviewing management proposals regarding compensation philosophy and compensation plans and guidelines for our Chief Executive Officer and other executive officers, and reporting its conclusions to the Board of Directors;

•	reviewing and approving the goals and objectives relevant to our Chief Executive Officer’s compensation and establishing and approving the compensation of our Chief Executive Officer;

•	annually reviewing with our Chief Executive Officer the performance and compensation of the other executive officers, and presenting its findings to the Board of Directors;

•	reviewing and approving employment, post-employment consulting, severance and change in control arrangements and supplemental benefits for our Chief Executive Officer and other executive officers;

•	overseeing the administration of our employee benefit plans, incentive compensation plans and equity- based plans;

•	overseeing regulatory compliance with respect to compensation matters;

•	reviewing the risk profile of the Company’s compensation policies and practices on an annual basis, and presenting its findings to the Board of Directors; and

•	reviewing and recommending to the full Board of Directors the compensation of non-employee directors.

The Compensation Committee also prepares the report of the Compensation Committee required by the rules promulgated by the SEC to be included in the Company’s annual proxy statement. In fulfilling its responsibilities, the Compensation Committee is authorized to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee or to engage outside compensation consultants and advisors.

Information regarding our Company’s processes and procedures for the consideration and determination of executive and director compensation is addressed below under the heading “Executive Compensation - Compensation Discussion and Analysis”. The Compensation Committee currently consists of Messrs. Janzen, Hackman, Smith, Adamo, Erving and Stein. Mr. Janzen serves as the Chairman of the Compensation Committee.

The Nominating and Governance Committee

The role of the Nominating and Governance Committee includes selecting, or recommending to our Board of Directors for selection, the individuals to stand for election as directors at each annual meeting of our stockholders or, if applicable, a special meeting of our stockholders, overseeing the selection and composition of committees of our Board of Directors, overseeing our management continuity planning processes, and reviewing and updating our corporate governance policies, as applicable. The Nominating and Governance Committee identifies and reviews the qualifications of new director nominees consistent with selection criteria established by our Board of Directors and recommends the slate of nominees for inclusion in our Company’s proxy statement.

The Nominating and Governance Committee’s process for selecting nominees to our Board of Directors is described in more detail below under the heading “Nominating and Governance Committee’s Process for Selecting Nominees to the Board of Directors”. The Nominating and Governance Committee is also responsible for conducting the periodic evaluation of the performance of our Board of Directors and its committees and for considering questions of independence and possible conflicts of interest of members of our Board of Directors and executive officers. The Nominating and Governance Committee currently consists of Messrs. Smith, Janzen, Bruno, Erving and Stein. Mr. Smith serves as the Chairman of the Nominating and Governance Committee.

Nominating and Governance Committee’s Process for Selecting Nominees to the Board of Directors

The Nominating and Governance Committee considers candidates for membership to our Board of Directors who are suggested by its members and other Board of Directors members, as well as by management, stockholders and other interested parties. The Nominating and Governance Committee may also retain a third-party search firm to identify candidates from time to time.

Stockholders can recommend prospective nominees for our Board of Directors by writing to our corporate secretary at our Company’s corporate headquarters. Any stockholder nomination must be timely submitted in compliance with the procedures described in our by-laws and include the information and confirmations regarding the stockholder and the nominee described in our by-laws.

The Nominating and Governance Committee’s assessment of a nominee’s qualification for Board of Directors membership includes, among other things, the following criteria:

•	experience, background and diversity;

•	personal qualities and characteristics, accomplishments and reputation in the business community;

•	knowledge and contacts in the communities in which we conduct business and in our industry or other industries relevant to our business;

•	ability and expertise in various activities deemed appropriate by the Board of Directors; and

•	fit of a candidate’s skills, experience and personality with those of other directors in maintaining an effective, collegial and responsive Board of Directors.

The initial determination to seek a Board candidate is usually based on the need for additional Board members to fill vacancies or to expand the size of the Board of Directors, although the decision can also be based on the need for certain skill sets or qualifications, such as financial expertise. The Nominating and Governance Committee’s process for identifying and evaluating nominees for director is the same no matter who makes the recommendation.

Once the Nominating and Governance Committee has determined, in consultation with other Board members if appropriate, that additional consideration of a candidate is warranted, the Nominating and Governance Committee may, or it may request third parties to, gather additional information about the prospective candidate’s background, experience and independence. Following review of this information, if the Nominating and Governance Committee determines it is appropriate to proceed, the Nominating and Governance Committee or other members of the Board of Directors will generally interview the prospective candidate. The Nominating and Governance Committee then evaluates the prospective nominee against the standards and qualifications set forth above and such other relevant factors that the Nominating and Governance Committee or the Board of Directors deems appropriate, including the current composition of the Board and the candidate’s personal qualities, skills, characteristics and experience. To foster and maintain a diversity of viewpoints, backgrounds and experiences on the Board of Directors, the Nominating and Governance Committee evaluates the mix of personal qualities, skills, characteristics and experience of the directors and assesses the nominees and potential candidates in the context of the current composition of the Board of Directors and our requirements. The Nominating and Governance Committee periodically reviews and makes recommendations regarding the composition and size of the Board of Directors to ensure that our Board of Directors membership consists of persons with sufficiently diverse backgrounds.

Following this evaluation, if the Nominating and Governance Committee believes that the prospective candidate is qualified for nomination, generally the Nominating and Governance Committee will make a recommendation to the full Board of Directors, and the full Board of Directors will make the final determination whether the candidate should be nominated to the Board of Directors.

Directors Not Receiving Majority Vote

Our Corporate Governance Guidelines, which can be found on our website at http://www.gtt.net in the Investor Relations / Corporate Governance section, state that if any incumbent director does not receive a majority of the votes cast in any non-contested election of directors, then our Nominating and Governance Committee may request the written resignation of that director. If such a resignation is requested, then the Board of Directors will decide within 90 days after certification of the election results whether to accept or reject the resignation, or whether other action should be taken. If the Board of Directors does not accept the resignation, the Board will disclose its decision and reasons therefor in a press release and/or Current Report on Form 8-K filed with the SEC. If the Board accepts the resignation, the Nominating and Governance Committee will recommend to the Board and the Board will thereafter determine whether to fill the vacancy or reduce the size of the Board. Any director who tenders his or her resignation pursuant to this provision will not participate in the proceedings of either the Nominating and Governance Committee or the Board with respect to his or her own resignation offer.

Board Leadership Structure

Our Chairman of the Board of Directors position is separate from the position of Chief Executive Officer. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board of Directors to lead our Board of Directors in its fundamental role of providing advice to, and oversight of, management. Our Board of Directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board of Directors’ oversight responsibilities continue to grow. Our Board of Directors believes that having separate positions is the appropriate leadership structure for our Company at this time and allows each of the positions to be carried out more effectively than if one person were tasked with both the day-to-day oversight of our business as well as leadership of our Board of Directors. Our Chairman and our Chief Executive Officer work closely together to set the agenda for meetings of the Board of Directors and stockholders and to facilitate information flow between the Board of Directors and management.

Our Board of Directors has the necessary flexibility to determine whether the positions of Chairman of the Board of Directors and Chief Executive Officer should be held by the same person or by separate persons based on the leadership needs of our Company at any particular time.

Role of the Board of Directors in Risk Oversight

The Board of Directors has an active role in overseeing our risk management. In this regard, the Board of Directors regularly reviews and discusses information presented by management regarding our business and operations risks, including information and risks related to our long-term business strategy, actual and planned financial position and operational performance, industry trends and their potential impact on us, our competitive positioning, potential acquisitions and divestitures, our technology and market direction and regulatory and compliance matters, among others. The Board of Directors also reviews and approves corporate objectives and financial plans on an annual basis. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management, as described below. Senior management regularly reports to the Board or the appropriate committee of the Board on areas of material risk to our Company, which may include financial, legal and regulatory risks, and operational, cyber and strategic risks.

The Audit Committee oversees management of financial risks, including but not limited to accounting matters, tax positions, insurance coverage, interest rate and foreign exchange risk, and security of our Company’s cash reserves. In particular, the Audit Committee focuses on financial risk, including any risk related to our internal controls, and receives an annual risk assessment review from our Company’s internal auditors. The Audit Committee discusses with management major financial risk exposures, including data security risks, and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees, and in this regard the Compensation Committee strives to create incentives that limit the level of risk-taking behavior consistent with our Company’s business strategy. Our management evaluates the design of all of our incentive plans to assess whether any portion of our incentive compensation programs encourages excessive risk taking. The Compensation Committee annually reviews that evaluation and discusses with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on our Company. Based on the most recent annual review, we do not believe that our incentive programs are reasonably likely to have a material adverse effect on the Company.

The Nominating and Governance Committee oversees risks associated with the independence and possible conflicts of interest of the Board of Directors. The Nominating and Governance Committee charter also requires the Nominating and Governance Committee to review our Company’s risk exposure relating to the committee’s other functions and to provide guidance to the Board regarding its overall risk oversight responsibilities. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks by committee reports as well as periodic advice and counsel from expert advisors.

Board and Committee Meetings

Our Board of Directors held a total of 5 meetings during the fiscal year ended December 31, 2019. During the fiscal year ended December 31, 2019, the Audit Committee held 13 meetings, the Compensation Committee held 5 meetings and the Nominating and Governance Committee held 5 meetings. During 2019, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors, and (ii) the total number of meetings held by all Committees of our Board of Directors on which he or she was a member. Three members of our Board of Directors were present in person at our 2019 Annual Meeting of Stockholders and an additional three members of our Board of Directors participated telephonically. While we do not have an official policy regarding director attendance at our Annual Meeting of Stockholders, director attendance is encouraged.

Independence of Members of Our Board of Directors

The Nominating and Governance Committee of our Board of Directors has determined, after considering all the relevant facts and circumstances, that each of Messrs. Bruno, Hackman, Janzen, Smith, Adamo, Erving, Stein and Sternberg and Ms. Satin are independent directors, within the meaning of director independence within the NYSE and SEC rules, including Rule 10A-3(b)(1) under the Exchange Act. Furthermore, our Board has determined that each member of each of the committees of the Board is independent within the meaning of NYSE and SEC director independence standards.

Executive Sessions of Independent Directors

Executive sessions of independent directors are held periodically. Executive sessions do not include non-independent directors and the Lead Independent Director is responsible for chairing the executive sessions. Four executive sessions of independent directors were held in 2019.

Stock Ownership Policy

On December 4, 2015, the Board of Directors adopted and approved our Stock Ownership Guidelines Policy, or the “Stock Ownership Policy,” which sets forth minimum stock ownership requirements applicable to our Chief Executive Officer, Chairman of the Board of Directors, non-employee directors, and the Chief Executive Officer’s direct reports. Under the Stock Ownership Policy, the following are required to hold equity in the Company with a value that is at least equal to:

•	Chief Executive Officer and Chairman of the Board of Directors - six-times their respective base salary,

•	Non-employee directors - five-times their respective annual retainer, and

•	Chief Executive Officer’s direct reports - four-times their respective base salary.

For purposes of the Stock Ownership Policy, equity includes shares for which the executive or director has direct or indirect ownership, shares represented by amounts invested in a 401(k) plan or deferred compensation plan maintained by the Company or an affiliate, unvested restricted stock and restricted stock units subject to time-based vesting and shares held in the Employee Stock Purchase Plan. Unexercised stock options and unvested restricted stock and restricted stock units subject to performance-based vesting do not count as equity held for purposes of the Stock Ownership Policy until earned and vested.

The Stock Ownership Policy establishes that the compliance period for reaching these guidelines is the later of five years from the implementation of this policy, or joining the Company as an executive or becoming a member of the Board of Directors. The Stock Ownership Policy also includes certain share retention obligations that apply during an individual’s compliance period. Individuals covered by the Stock Ownership Policy must take any annual retainer or cash bonus in equity until he or she meets the equity holding requirements of the Stock Ownership Policy. The Stock Ownership Policy is available on our website at http://www.gtt.net/us-en/investor-relations/.

DIRECTOR COMPENSATION

Overview of Director Compensation

In 2019, we compensated the non-employee members of our Board of Directors through a mixture of cash and equity-based compensation. We fix the compensation of the non-employee members of our Board of Directors after the annual meeting of stockholders in each year, effective from July 1 of that year until June 30 of the following year.

For the twelve month period ending on June 30, 2019, each non-employee director was granted a restricted stock award valued at $175,000 (based on the share price as of the grant date), which vested on June 30, 2019 (one year from the date of grant), and paid an annual retainer of $70,000, payable in arrears in equal quarterly installments. The chairperson of each of our Audit, Compensation and Nominating and Governance Committees and the chairperson of our ad hoc advisory committee received an additional annual retainer of $25,000, $20,000, $15,000, and $15,000, respectively, payable in arrears in equal quarterly installments. Further, each director that served as a member of our Audit, Compensation, Nominating and Governance Committees and ad hoc advisory committee (other than the chairperson of each such committee) received an additional annual retainer of $10,000, $7,500, $5,000, and $5,000, respectively, also payable in arrears in equal quarterly installments. All retainers were paid in cash, stock or a mixture of cash and stock, at each director’s election.

For the twelve month period ending on June 30, 2020, each non-employee director has been granted a restricted stock award valued at $175,000 (based on the share price as of the grant date), which will vest on June 30, 2020 (one year from the date of grant), and is paid as an annual retainer of $70,000, payable in arrears in equal quarterly installments. The chairperson of each of our Audit, Compensation and Nominating and Governance Committees and the chairperson of our ad hoc advisory committee is receiving an additional annual retainer of $25,000, $20,000, $15,000, and $15,000, respectively, payable in arrears in equal quarterly installments. Further, each director that served as a member of our Audit, Compensation, Nominating and Governance Committees and ad hoc advisory committee (other than the chairperson of each such committee) is receiving an additional annual retainer of $10,000, $7,500, $5,000, and $5,000, respectively, also payable in arrears in equal quarterly installments. All retainers are payable in cash, stock or a mixture of cash and stock, at each director’s election.

For the fiscal year ended December 31, 2019 Messrs. Hackman, Smith, Adamo and Stein and Ms. Satin participated in and Mr. Hackman served as Chairman of the ad hoc advisory committee.

We reimbursed our directors for reasonable travel and other expenses incurred in connection with attending meetings of our Board of Directors and its committees.

2019 Director Compensation Table

The following table presents information regarding the compensation earned or paid to our non-employee directors in the calendar year ended December 31, 2019. Mr. Thompson, the Chairman of our Board of Directors, and Mr. Calder, our Chief Executive Officer and President, each serve on our Board of Directors but did not receive compensation for their service as directors during 2019. The compensation paid to Mr. Thompson and Mr. Calder as employees during the year ended December 31, 2019 is set forth in the “Summary Compensation Table” in the “Executive Compensation” Section.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Nick Adamo	58,750	175,000	233,750
S. Joseph Bruno	100,000	175,000	275,000
Julius Erving	82,500	175,000	257,500
Rhodric C. Hackman	102,500	175,000	277,500
Howard E. Janzen	95,000	175,000	270,000
Elizabeth Satin	85,000	175,000	260,000
Theodore B. Smith, III	107,500	175,000	282,500
Benjamin Stein	35,000	175,000	210,000

(1)	Non-employee members of the Board of Directors’ retainers were paid in cash, stock or a mixture of cash and stock, at each director’s election. For stock awarded in lieu of cash, the stock award is issued on the last day of the quarter and is fully vested upon grant. Each of Messrs. Adamo, Bruno, Erving, Janzen, Smith and Stein and Ms. Satin elected to receive all or a portion of their fees in stock in lieu of cash in the following amounts, $58,750, $50,000, $82,500, $95,000, $70,000, $35,000 and $70,000, respectively.
(2)	Amount reflects the aggregate grant date fair value of stock awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). See Note 11 of the “Notes to Consolidated Financial Statements — Share-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of assumptions made in determining the value of our stock awards. On July 1, 2019 each non-employee member of the Board of Directors received a stock award of 9,309 shares of restricted stock that vests in its entirety on June 30, 2020, subject to the applicable director’s continued service through such date.

Compensation Committee Interlocks and Insider Participation

During 2019, Messrs. Janzen, Hackman, Smith, Adamo, Erving and Stein served as members of the Compensation Committee. Mr. Hackman served as President and Secretary of the Company during the period from January 2005 until October 2006. No other member of our Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

REPORT WITH RESPECT TO THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The firm of CohnReznick LLP, an independent registered public accounting firm, has audited the consolidated financial statements of our Company for the fiscal years ended December 31, 2019 and 2018, respectively. We anticipate that representatives of CohnReznick LLP will be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions. Our Company anticipates that CohnReznick LLP will provide assistance during 2020 with respect to review of our Company’s quarterly filings with the SEC.

The aggregate fees billed to our Company by CohnReznick LLP for the fiscal years ended December 31, 2019 and 2018 are as follows:

	2019	2018
Audit Fees(1)	$1,175,478	1,001,970
Audit Related Fees(2)	55,300	634,979
Tax Fees(3)	-	-
Other Fees	-	-
Total	$1,230,778	1,636,949

(1)	Audit Fees consist of fees incurred for the audits of our annual financial statements and the review of our interim financial statements included in our quarterly reports on Form 10-Q for the first three quarters of each fiscal year.
(2)	Audit-Related Fees consist of fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the category “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accounting firm. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent registered public accounting firm.

Our Audit Committee requires that our independent registered public accounting firm, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided. 100% of the services provided to us by CohnReznick LLP for Audit Fees and Audit Related Fees, as shown in the table above, were approved by the Audit Committee in accordance with this pre-approval policy and procedure.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our Company’s accounting and financial reporting processes and the audits of its financial statements, including the performance and compensation of our Company’s independent auditor. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of our Company’s internal controls procedures.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed our Company’s financial statements for the years ended December 31, 2019 and 2018 and our Company’s Sarbanes-Oxley compliance plan with our Company’s management. The Audit Committee also reviewed with CohnReznick LLP, our Company’s independent registered public accounting firm, the results of their audit. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 1301, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. This discussion included, among other things, the quality of our Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in our Company’s financial statements, including the disclosures related to critical accounting policies and practices used by our Company. The Audit Committee has reviewed permitted services under the rules of the SEC as currently in effect and discussed with CohnReznick LLP their independence from management and our Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board in Rule 3526 Communication with Audit Committees, and has considered and discussed the compatibility of non-audit services provided by CohnReznick LLP with that firm’s independence. In addition, the Audit Committee discussed the rules of the SEC that pertain to the Audit Committee and the roles and responsibilities of Audit Committee members.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in our Company’s annual report on Form 10-K for the year ended December 31, 2019.

Respectfully submitted by the Audit Committee,

Joseph Bruno, Chair
Rhodric C. Hackman
Theodore B. Smith, III
Elizabeth Satin

MANAGEMENT

The following paragraphs provide information as of the date of this proxy statement about our current executive officers.

H. Brian Thompson, the Chairman of our Board of Directors, and Richard D. Calder, Jr., our Chief Executive Officer and President, also serve on our Board of Directors and their biographical information can be found above under the heading “Nominees for Director Standing for Election”. The biographical information for our other executive officers is set forth below.

Daniel Fraser, 43, is our Senior Vice President and Corporate Controller and Interim Chief Financial Officer, leading GTT’s global finance group, including financial operations, external reporting, investor relations, mergers and acquisitions and all banking and advisory relationships. Mr. Fraser joined GTT in April 2014, and he has served as principal accounting officer and global corporate controller during his tenure. Prior to GTT, Mr. Fraser served as corporate leader of external financial reporting and accounting policy & revenue recognition at Booz Allen Hamilton. Mr. Fraser has also held senior finance and accounting roles at DigitalBridge Communications and Sprint Nextel. Mr. Fraser began his career specializing in corporate finance, risk management and providing assurance services at Deloitte & Touche. Mr. Fraser is a Certified Public Accountant and a Chartered Accountant. Mr. Fraser holds a Bachelor of Commerce in Finance, Accounting and Company Law from the University of Auckland in New Zealand.

Chris McKee, 51, is our General Counsel and Executive Vice President, Corporate Development and corporate secretary for the Board of Directors. Mr. McKee has held this position since he joined us in April 2008. Mr. McKee is responsible for all the Company’s corporate legal requirements and supplier management as well as the development of strategic business opportunities for our Company, including all merger and acquisition activities. Mr. McKee has over 20 years of broad legal experience in the telecommunications industry. Prior to joining us, he served as General Counsel for StarVox Communications where he was responsible for the company’s legal department, mergers and acquisitions, employment law, litigation, and legal support for the sales teams. Mr. McKee also formerly served as Vice President and Assistant General Counsel for Covad Communications where he headed Covad’s Washington, DC office and directed the federal and state regulatory compliance and advocacy efforts for the company. Mr. McKee previously worked for XO Communications, Net2000 Communications and was in private practice in Washington, DC as an Associate at Dickstein Shapiro and Cooley LLP. Mr. McKee also serves as a director of Cool Technologies (NASDAQ: WARM), which is developing heat dispersion technologies for use in various product platforms worldwide. Mr. McKee received a Bachelor of Arts from Colby College and a law degree from Syracuse University.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis section describes the Company’s executive compensation program as it relates to our “named executive officers” for the year ended December 31, 2019. Our named executive officers for 2019 were as follows.

•	H. Brian Thompson - Executive Chairman of the Board of Directors

•	Richard D. Calder, Jr. - Chief Executive Officer and President

•	Chris McKee - General Counsel and Executive Vice President, Corporate Development

•	Daniel Fraser – Senior Vice President and Corporate Controller and Interim Chief Financial Officer

•	Michael Sicoli - our former Chief Financial Officer

Executive Summary

The Company focuses on the cloud networking service industry, and it has been able to grow its business year-over-year for the past several years. During 2019, our management team successfully:

•	increased revenue to $1,728 million, a 15.9% increase over 2018, and

•	increased Adjusted EBITDA (described below) to $439 million, a 21% increase over 2018,

Growth in 2019, however, was less than the amounts targeted by the Compensation Committee. The expectation of continued momentum of management in driving substantial increases in revenue and Adjusted EBITDA, as well as organic growth, established the basis for the total compensation our Compensation Committee approved for 2019.

We believe our grants of equity and performance shares have aligned the interests of our executives with those of the stockholders and contributed to the above market performance of the Company’s stock price through 2018 as demonstrated below. For the first time in many years, however, the price per share of the Company’s common stock fell below the indices against which the Company measures its performance.

The following performance graph compares the relative changes in the cumulative total return of our common stock for the period from December 31, 2014 to December 31, 2019, against the cumulative total return for the same period of (1) The Standard & Poor's 500 (S&P 500) Index, (2) The Standard & Poor's (S&P) Telecom Select Industry Index, and (3) NASDAQ Telecommunication Index. The comparison below assumes $100 was invested on December 31, 2014 in our common stock, the S&P 500 Index, the S&P Telecom Select Industry Index, and the NASDAQ Telecommunications Index.

We operate in a highly competitive and challenging environment. Accordingly, we have designed our compensation and benefits program and philosophy to attract, retain and motivate talented, qualified and committed executive officers who share our philosophy and desire to work toward our goals. It is designed to reward both individual performance and the performance of our Company as a whole. We strongly believe in rewarding achievement of quantifiable corporate goals, and this emanates from our belief that sustained strong financial performance is an effective means of delivering long-term stockholder value. To support these compensation objectives, we strive to provide a competitive total compensation package to our executive officers that we believe:

•	links executive compensation to the achievement of both near-term corporate targets and long-term business objectives and strategies,

•	aligns the interests of our executive officers with those of our stockholders and supports the strategic direction of our business,

•	reflects the level of accountability and future potential of each executive and the achievement of outstanding individual results,

•	includes a substantial portion of compensation that is “performance-based”,

•	provides our executives with total compensation opportunities that are competitive for comparable positions at companies with whom we compete for talent, and

•	reflects internal pay equity.

The primary elements of our compensation program consist of base salary, annual cash incentive compensation and long-term equity incentive compensation. We aim to establish base salaries that are competitive with those of executives employed by similar firms. We also ensure that a significant portion of executive compensation is earned through the annual cash incentive compensation and long-term equity incentive compensation programs. The value of incentive compensation is largely based on our financial performance and is intended to motivate employees by aligning their interests with those of our stockholders, thereby giving them a stake in our growth and encouraging the continuance of their service. Given our relative size and fast growth, we take a relatively simple approach to compensating our named executive officers.

Our executives also participate in benefit plans that are generally available on the same terms to our U.S.-based employees, including medical, dental, vision, group life and accidental death and dismemberment insurance, short- and long-term disability insurance and our 401(k) savings plan. We do not provide any additional perquisites to our executive officers. We have entered into employment agreements with certain named executive officers that provide for severance and change in control benefits. The employment agreements with our named executive officers are described below under the heading “Employment Arrangements with our Named Executive Officers”.

Compensation Best Practices

Our compensation programs are meant to attract, motivate and retain executive talent. The following highlights what we do and what we don’t do within our executive compensation program:

What We Do:

•	Pay for Performance - A significant portion of our total compensation opportunity is based on performance objectives.

•	Compensation Risk Assessment - We mitigate undue compensation risk, by utilizing caps on potential payments and multiple financial performance metrics for our incentive plans, as well as through robust Board and Board Committee processes to identify and manage risk.

•	Share Ownership Guidelines - We have stringent share ownership guidelines and review compliance annually.

•	Independent Compensation Consultant - The Compensation Committee engages a compensation consulting firm and the Compensation Committee performs an annual evaluation of the independence of the compensation consultant under the Dodd-Frank Act standards.

What We Don’t Do:

•	No Tax Gross-Ups - We do not provide excise tax “gross-ups” in our change in control severance agreements and we do not provide tax reimbursement or tax “gross-ups” on any perquisites.

•	No Stock Option Repricing Without Stockholder Approval - We do not permit repricing of underwater stock options or stock appreciation rights without stockholder approval.

•	No Hedging - We do not allow hedging of equity.

•	No Perquisites - We do not provide perquisites to our executives.

•	No Pension Plans - We do not provide our executives with any benefits beyond those offered to all employees.

Setting Executive Compensation

The Compensation Committee, is comprised exclusively of independent directors, has responsibility for executive compensation and benefits, including cash incentive compensation and equity-based plans. When setting the overall amount of executive compensation, and the mix of pay elements that make up executive compensation, our Compensation Committee considers many factors including our overall Company financial and operating performance, the performance of the individual executive, internal pay parity across our executive officers, compensation paid to officers in comparable positions at similarly situated companies, the alignment of interests of our executive officers and our stockholders and our ability to attract and retain qualified and committed executives.

Consideration of 2019 Advisory Vote on Executive Compensation

In 2019, we asked our stockholders, through an advisory vote, to approve the compensation of our named executive officers for the 2018 fiscal year. The 2019 advisory vote received strong support from stockholders, garnering the approval of 85.8% of the votes cast on the proposal. The Compensation Committee believes this affirms stockholders’ support of the Company’s approach to executive compensation. The Board or the Compensation Committee value the opinions of our stockholders and take the results of the say on pay vote into account when making decisions regarding the compensation of our named executive officers. As part of ongoing efforts to be responsive to the concerns of our investors regarding our executive compensation programs and to reward outstanding operational and financial performance, the Compensation Committee will, in consultation with its independent compensation consultant, continue to consider changes to our compensation programs, as appropriate, in response to input from stockholders and evolving factors such as the business environment and competition for talent.

Role of the Compensation Committee

As discussed above under the heading “Information Relating to Corporate Governance and the Board of Directors - The Compensation Committee”, the Compensation Committee is responsible for all compensation decisions related to all of the Company’s executive officers.

During the first quarter of each year, the Compensation Committee (1) determines any adjustments to base salaries, (2) sets corporate performance metrics applicable to our short term incentive and/or long term incentive programs for the new fiscal year, and (3) grants long term incentive awards for each executive officer. The annual compensation process also includes the Committee’s evaluation of the Company’s performance against the performance metrics set for the just-concluded fiscal year and also evaluates each executive officer’s performance then determines amounts payable or earned under our short term incentive and long term incentive programs.

In determining the appropriate compensation levels for our Chief Executive Officer, the Compensation Committee meets in executive session with the Executive Chairman. In determining compensation levels of all our other executive officers, the Compensation Committee meets in executive session with our Chief Executive Officer. Our Chief Executive Officer annually reviews the performance of each of our other named executive officers with the Compensation Committee.

Role of the Compensation Consultant

The Compensation Committee has retained Pearl Meyer as its independent compensation consultant. Pearl Meyer reports directly to the Compensation Committee and does not provide any services to the Company other than those requested by the Chairperson of the Compensation Committee or his or her designee. Pearl Meyer provides the Compensation Committee with advice on a broad range of executive compensation matters. The scope of their services includes the following:

•	apprising the Committee of compensation-related trends and regulatory developments in the marketplace,

•	assessing the composition of the peer companies used for comparative purposes,

•	providing the Committee with an assessment of the market competitiveness of the Company’s executive compensation opportunities and programs,

•	identifying any potential changes to the executive compensation program to maintain market competitiveness and ensure consistency with business strategies, good governance practices and alignment with shareholder interests, and

•	reviewing the proxy statement and the Compensation Discussion and Analysis included in the proxy statement.

During fiscal 2019, Pearl Meyer attended meetings of the Compensation Committee as requested.

The Compensation Committee requires that its compensation consultants be independent. The Compensation Committee has assessed the independence of Pearl Meyer pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Pearl Meyer from independently advising the Compensation Committee.

The Role of Competitive Compensation Market Data

The Compensation Committee, in consultation with management and Pearl Meyer, considers multiple data sources when reviewing compensation information to ensure the data reflects compensation practices of relevant companies in terms of size, industry and geographic reach. Among other factors, management considers the following information in connection with its recommendations to the Compensation Committee regarding compensation for our named executive officers:

•	data from salary and equity compensation surveys that include companies of a similar size, based on market capitalization, revenues and other factors, and

•	data regarding compensation for certain executive officer positions from recent proxy statements and other SEC filings of peer companies, which include direct industry competitors, and non-industry companies with which the Company commonly competes for executive talent.

The Compensation Committee also undertakes an annual review of the potential peer group to ensure the comparisons are relevant and appropriate for compensation purposes, while recognizing that our Company is in a dynamic competitive market and that the comparative factors constantly evolve. As part of its review of the peer group in 2018, the Compensation Committee considered the Company’s rapid growth over the past several years in revenue, adjusted EBITDA, market capitalization, enterprise value and other criteria. As a result of these factors, the 2019 peer group was revised to provide a more relevant comparison based on the similarity of companies in size and operational complexity. In 2018, based on input from Pearl Meyer, the Compensation Committee approved the following peer group of companies for 2019 for purposes of providing comparative data on the base salary, cash incentive compensation, equity compensation and total direct compensation of our executive officers:

Akamai Technologies	Insight Enterprises, Inc.	Unisys
Cogent Communications Holdings, Inc.	j2 Global, Inc.	ViaSat
CyrusOne	Mitel Networks Corp.	Vonage Holdings Corp.
EchoStar Corporation	RingCentral, Inc.	Zayo Group Holdings Inc.
Endurance Int’l Group Holdings, Inc.	Telephone and Data Systems, Inc.
F5 Networks	Windstream Holdings, Inc.

In order to obtain information about competitive pay levels, Pearl Meyer conducted a review of our total compensation program for the executive officers, and Pearl Meyer provided feedback to management and the Compensation Committee regarding the competitiveness and reasonableness of such compensation structure.

The Compensation Committee considers competitive market compensation but does not adhere to a firm target percentile within the compensation market data or otherwise rely solely on such data when making compensation decisions for our named executive officers. The Compensation Committee strives to incorporate flexibility into our executive compensation program and the assessment process to respond to and adjust for the evolving business environment and the value delivered by our named executive officers.

Pay Elements & Mix

Our compensation program consists of the following pay elements to our executive officers to accomplish our compensation objectives:

•	base salary,

•	annual cash incentive compensation,

•	annual equity-based compensation (e.g., time-based restricted stock grants),

•	performance awards of equity-based compensation (e.g., restricted stock/unit grants) tied to specific strategic, business and financial goals,

•	certain employee benefits, and

•	employment agreements that provide for severance and change in control protection.

We set each executive’s base salary at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and a level of contribution to our overall business goals. We utilize annual cash incentive compensation to reward achievement of corporate and individual performance goals and to reward performance achievements within the past fiscal year. We utilize equity-based compensation and awards tied to the achievement of strategic business and financial goals of our Company, in each case subject to both time and performance-based vesting, under our equity incentive plans to provide long-term rewards for Company performance achievements, which we believe encourages performance over the longer term and aligns executives’ interest with those of our stockholders. For our named executive officers, other than Mr. Thompson who does not participate in our incentive programs, the equity compensation portion of total annual target compensation is higher than the cash compensation.

The Compensation Committee, from time to time, may also grant performance equity awards (as described below under the heading “Performance-Based Equity Awards”) tied to strategic financial objectives, which may or may not be attained, outside of our regular annual grant practice. These performance-based awards have a three to four year performance period in which to achieve the performance requirements. These awards are also taken into account when the Compensation Committee approves annual grants each year to the executive officers. We believe that our allocation of compensation between base salary and incentive compensation, between cash and equity and between short-term and long-term incentives (shown in the graphs below) are appropriate to achieve the objectives of our compensation program.

Base Salary

We annually review the base salaries of our named executive officers, and their respective responsibilities, performance and experience. We adjust base salaries as warranted for promotions or other changes in the scope or breadth of an executive’s role or responsibilities. Our Chief Executive Officer will recommend annual base salaries with respect to the other executives to the Compensation Committee, but the Compensation Committee has ultimate responsibility for approving the base salaries of all our executive officers. For 2019, each of our named executive officers, except Mr. Thompson, received an increase in their respective base salaries.

The following table shows the base salary of each named executive officer for 2018 and 2019 and the percentage increase for 2019.

Name	2018 Base Salary ($)	Percentage Increase (%)	2019 Base Salary ($)
H. Brian Thompson	350,000	0.0%	350,000
Richard D. Calder, Jr. (1)	575,000	3.0%	592,250
Chris McKee(1)	375,000	3.0%	386,250
Daniel Fraser(2)	225,225	15%	260,000
Michael T. Sicoli(3)	375,000	3.0%	386,250

(1)	The annual base salaries of our named executive officers, other than Mr. Thompson, were effective from January 1, 2018 through March 31, 2019 and from April 1, 2019 through December 31, 2019.
(2)	The annual base salary of Mr. Fraser changed to $235,225 effective April 1, 2019 and to $260,000 effective October 28, 2019 in connection with becoming Interim Chief Financial Officer.
(3)	Mr. Sicoli ceased serving as an executive officer on September 30, 2019.

Annual Incentives (Cash Incentive Payments)

We provide an annual cash incentive opportunity to all our executive officers, except for Mr. Thompson. Cash incentive payments are based upon an evaluation of both our Company’s performance and the performance of the individual executive. Both Company and individual performance is measured based on the achievement of quantifiable performance objectives established by the Compensation Committee at the beginning of our fiscal year. For 2019, the Company performance objectives were with respect to Adjusted EBITDA (as described below), revenue and net installations.

For 2019, the threshold, target and maximum bonus award opportunities for each of our executive officers, as a percentage of base salary, are set forth in the table below.

2019 Annual Cash Incentive Award Opportunity Ranges

Name	Threshold Payout Opportunity as a Percent of Salary (%)	Target Payout Opportunity as a Percent of Salary (%)	Maximum Payout Opportunity as a Percent of Salary (%)
Richard D. Calder Jr.	63	100	200
Chris McKee	46	73	146
Daniel Fraser	25.2	40	80
Michael T. Sicoli(1)	46	73	146

(1)	Mr. Sicoli ceased to serve as an executive officer on September 30, 2019 and was not eligible to receive a cash incentive payment under the 2019 annual cash compensation plan.

The Compensation Committee selected Adjusted EBITDA, revenue, and net installations objectives for each named executive officer as elements of the target cash incentive for 2019. The Compensation Committee selected Adjusted EBITDA and revenue as elements of the target cash incentive because they are consistent with how peers and investors evaluate performance. Net installations is a good measure of organic growth and is calculated as total installations less total churn. We included net installations as a component of the cash incentive program to provide an incentive for our management team to continue to expand our business through organic growth and to maximize customer retention.

EBITDA is an acronym for Earnings Before Interest, Tax, Depreciation and Amortization. Adjusted EBITDA is a financial metric commonly used in the industry in which we operate, and we describe how it is calculated from our financial statements in our Annual Report on Form 10-K under the heading “Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”)”.

The following table summarizes the 2019 performance measures, associated weightings and goals for each of the executive officers under the plan, including actual performance achievement.

Annual Cash Goals	Weighting	Threshold ($) (in millions)	Target ($) (in millions)	Maximum ($) (in millions)	% Achieved(1)
Adjusted EBITDA	50%	486.8	529.1	634.9	-
Revenue	25%	1,824	1,880.4	2,115.5	-
Net Installations	25%	0.0	1.4	4.8	-

(1)	The Company was below the threshold for the target bonus award opportunities.

Our achievement of the Company performance metrics set forth above resulted in no annual cash incentive payments made to the executive officers for performance in 2019 pursuant to our plan as shown in the table below.

Name	Target Bonus Award Opportunity (as a % of salary)	2019 Target Award Opportunity ($)	2019 Actual Incentive Payment (% of Target Award Opportunity)	2019 Actual Incentive Payment ($)
Richard D. Calder, Jr.	100%	592,250	0.0%	-
Chris McKee	73%	283,250	0.0%	-
Daniel Fraser	40%	104,000	0.0%	-
Michael T. Sicoli(1)	73%	283,250	N/A	-

(1)	Mr. Sicoli ceased to serve as an executive officer on September 30, 2019 and was not eligible to receive a cash incentive payment under the 2019 annual cash compensation plan.

Equity-Based Compensation

We utilize different instruments to deliver equity-based compensation on an annual basis to our executive officers.

Restricted Stock Awards. Each year, the Committee determines a fixed dollar value of the restricted stock award for each executive. The Committee evaluates competitive levels of equity for comparable positions in the market, based on data provided by the Committee’s independent compensation consultant. The Committee then determines a final fixed dollar value for each of our executive officers. Restricted stock awards generally vest over four years with 25% vesting on the first anniversary of the grant date and the remaining balance in twelve equal installments over the following three years subject to continued employment with the Company.

The following table shows the restricted stock grants made to the named executive officers in 2019.

	Restricted Stock Awards
Name	Grant Date		Shares (#)	Value ($)
H. Brian Thompson	7 /1/2019	(1)	18,618	350,018
Richard D. Calder, Jr.	2 /26/2019	(2)	40,000	1,271,200
Chris McKee	2 /26/2019	(2)	21,810	693,122
Daniel Fraser	3 /4/2019	(2)	4,500	147,870
	3 /4/2019	(2)	3,500	115,010
	10 /28/2019	(3)	35,000	267,750
Michael T. Sicoli(4)	2/26/2019	(2)	21,810	693,122

(1)	The award to Mr. Thompson was made to him in his capacity as the Executive Chairman of our Board of Directors. This amount represents two times the value of the annual equity award made to the non-employee members of the Board of Directors. This award vests in full on June 30, 2020, subject to his continued service with the Company.
(2)	These restricted stock awards vest 25% of the shares underlying the grant on the first anniversary and the remaining balance in twelve equal quarterly installments over the following three years.
(3)	Mr. Fraser became Interim Chief Financial Officer on September 30, 2019 and received this award for taking on this role. The award vests the same as all restricted stock awards.
(4)	Mr. Sicoli ceased to serve as an executive officer on September 30, 2019.

Performance-Based Equity Awards. Our Company has granted multi-year performance-based awards as a component of long-term incentive compensation since 2011. The Committee believes that multi-year performance-based awards provide a challenging incentive to significantly grow the Company. These performance-based restricted stock awards are settled in shares of stock that vest over either one or two years following the achievement of the relevant performance objectives. The performance-based awards are designed to reward sustainable, profitable growth consistent with our strategic plan.

Our performance-based awards have a three- or four-year performance period in which to achieve the specific financial objectives and the Company may achieve the performance objectives earlier in the performance period. If the Company does not achieve the financial performance objectives during the performance period, the portion of the award not reached is forfeited.

2017 Performance-Based Restricted Stock Award. In October 2017, the Company established its financial objectives of achieving $2.0 billion of revenue and $550 million of Adjusted EBITDA, another doubling of the Company’s revenues and Adjusted EBITDA. The 2017 performance plan has a four-year performance period ending December 31, 2021.

The following outlines the specific financial objectives for the 2017 performance-based award:

•	25% of the shares begin vesting if the Company achieves $1.5 billion in annualized revenue on or before December 31, 2021 and then vest in eight equal quarterly installments over the two-year period following such achievement;

•	25% of the shares begin vesting if the Company achieves $2 billion in annualized revenue on or before December 31, 2021 and then vest in four equal quarterly installments over the one-year period following such achievement;

•	25% of the shares begin vesting if the Company achieves $400 million in annualized Adjusted EBITDA on or before December 31, 2021 and then vest in eight equal quarterly installments over the two-year period following such achievement; and

•	25% of the shares begin vesting if the Company achieves $550 million in annualized Adjusted EBITDA on or before December 31, 2021 and then vest in four equal quarterly installments over the one-year period following such achievement.

During the vesting period of the performance grants, vesting will continue only if the achievement of previous targets is maintained. If any performance metric is not achieved on or before December 31, 2021 the shares tied to that performance metric will be forfeited.

The following table outlines the 2017 performance-based restricted stock award opportunity at target as well as 1/3 of the target value, which is calculated based upon the closing price of our common stock on the grant date. Since the performance-based award is an end-to-end award, our Compensation Committee takes 1/3 of the total target award value (even though the performance period for this award is four years) into consideration when determining the value of the regular annual grant of restricted shares during this performance period.

Name	Target 2017 Performance Equity Award Value ($)	1/3 of the Performance Equity Award Opportunity ($)
Richard D. Calder, Jr.	5,656,000	1,885,333
Chris McKee	3,535,000	1,178,333
Daniel Fraser	530,250	176,750
Michael T. Sicoli(1)	3,535,000	1,178,333

(1)	Mr. Sicoli ceased to serve as an executive officer on September 30, 2019.

2018 Performance-Based Restricted Stock Award. In November 2018, the Company announced that it was within reach of achieving its previous performance-based plan established in 2017. In connection with this announcement, the Company then established its next financial objectives of achieving $3.0 billion of revenue, $900 million of Adjusted EBITDA, and at least $5.00 per share of annualized Adjusted Free Cash Flow, another significant increase of the Company’s revenues and Adjusted EBITDA and a new cash flow objective this time to ensure balanced emphasis on both top line and bottom line metrics and tighter alignment with long-term drivers of shareholder value. These challenging objectives were set to help bring the company to its next growth stage. The 2018 financial objective plan has a three-year performance period ending December 31, 2021.

-	Adjusted Free Cash Flow is a financial metric commonly used in the industry in which we operate, and we describe how it is calculated from our financial statements in our Annual Report on Form 10-K under the heading “Adjusted Free Cash Flow and Adjusted Unlevered Free Cash Flow.”

The following outlines the specific financial objectives for the 2018 performance-based award for our named executive officers:

•	15% of the shares begin vesting if the Company achieves $2.5 billion in annualized revenue on or before December 31, 2021 and then vest in eight equal quarterly installments over the two-year period following such achievement;

•	15% of the shares begin vesting if the Company achieves $3 billion in annualized revenue on or before December 31, 2021 and then vest in four equal quarterly installments over the one-year period following such achievement;

•	15% of the shares begin vesting if the Company achieves $725 million in annualized Adjusted EBITDA on or before December 31, 2021 and then vest in eight equal quarterly installments over the two-year period following such achievement;

•	15% of the shares begin vesting if the Company achieves $900 million in annualized Adjusted EBITDA on or before December 31, 2021 and then vest in four equal quarterly installments over the one-year period following such achievement;

•	20% of the shares begin vesting if the Company achieves $2.50 per share of annualized Adjusted Free Cash Flow on or before December 31, 2021 and then vest in eight equal quarterly installments over the two -year period following such achievement; and

•	20% of the shares begin vesting if the Company achieves $5.00 per share of annualized Adjusted Free Cash Flow on or before December 31, 2021 and then vest in four equal quarterly installments the one-year period following such achievement.

During the vesting period of the performance grants, vesting will continue only if the achievement of previous targets is maintained. If any performance metric is not achieved on or before December 31, 2021 the shares tied to that performance metric will be forfeited.

The following table outlines the 2018 performance-based restricted stock award opportunity at target as well as 1/3 of the target value, which is calculated based upon the closing price of our common stock on the grant date. Since the performance-based award is an end-to-end award, our Compensation Committee takes 1/3 of the total target award value (given that the performance period for this award is three years) into consideration when determining the value of the regular annual grant of restricted shares during this performance period.

Name	Target 2018 Performance Equity Award Value ($)	1/3 of the Performance Equity Award Opportunity ($)
Richard D. Calder, Jr.	5,409,600	1,803,200
Chris McKee	3,381,000	1,127,000
Daniel Fraser	237,700	79,233
Michael T. Sicoli(1)	3,381,000	1,127,000

(1)	Mr. Sicoli ceased to serve as an executive officer on September 30, 2019.

Executive Perquisites and Benefits

We believe that it is appropriate to offer comprehensive and affordable health and welfare benefits to all full-time employees and their eligible family members. Executive officers are eligible to participate in our benefits programs on the same basis as all other full-time employees. We believe that a retirement program that assists all employees in preparing for retirement is essential to attract and retain talent, and we provide to our full-time employees in the U.S., including our executive officers, the opportunity to participate in a 401(k) plan with a matching contribution equal to 50% of the employee’s contribution which vests over five years. We do not provide perquisites to our named executive officers.

Employment Agreements

We believe that the protection of executives in the event of an involuntary termination or a change in control allows executives to focus on managing the business appropriately. The employment agreements between us and certain of our named executive officers contain terms and conditions relating to payments, accelerated vesting of equity awards, and continuation of health benefits in the event of termination of employment with us or upon our change in control. The specific terms and conditions relating to severance payments and accelerated vesting of equity awards for Mr. Calder, Mr. McKee and Mr. Fraser are summarized and quantified below under the heading “Potential Payments Upon Termination or Change in Control”. No other employment agreements with our named executive officers, other than for Mr. Fraser, were entered into during 2019.

Tax and Accounting Considerations

We have not provided or agreed to provide any of our executive officers or directors with a gross-up or other reimbursement for tax amounts they might pay pursuant to Section 4999 or Section 409A of the Internal Revenue Code of 1986 or the “Code”. Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant stockholder interests could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of our Company that exceed certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an employee, director or service provider receives “deferred compensation” that does not meet the requirements of Section 409A.

Under Section 162(m) of the Code, compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief for qualified performance-based compensation that applies to compensation paid under certain binding contracts that were in effect as of November 2, 2017 and are not subsequently materially modified. Because of the lack of regulatory and other guidance pertaining to the future interpretation of Code Section 162(m) and the transition rule, no assurance can be given that compensation intended to qualify for Code Section 162(m)’s performance-based exception will qualify. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with business needs. We will continue to evaluate the impact of the elimination of the performance-based exception and the impact of the transition rule on our current and future compensation programs. The Compensation Committee may award compensation that is not fully deductible under Code Section 162(m) if the Compensation Committee believes that such compensation packages will best attract, retain, and award successful executives and contribute to achievement of business objectives.

2019 CEO Pay Ratio

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to disclose the annual total compensation of our median employee (excluding our CEO), the annual total compensation of our principal executive officer, our President and Chief Executive Officer Mr. Richard Calder, and the ratio of these two amounts.

The Company selected December 31, 2019, the last day of our most recently-completed fiscal year, as the date upon which the median employee was identified. As of this date the Company employed 3,081 employees globally. The Company included all our full-time employees, part-time employees and interns, excluding the CEO, in our analysis to identify the median employee. The Company did not elect to make any exclusions as permitted under the SEC rules.

A Consistently Applied Compensation Measure was used to identify the median employee based on the sum of base pay/regular wages, overtime, target bonus, commissions and equity grant date fair value. The Company elected to include target bonus payments and equity awards given the broad participation rates in these programs across the employee population. Annualized salary rates for full-time employees and hourly pay rates and actual hours worked were used as reasonable estimates of salary/wages.

Using the compiled data, the Company determined that the 2019 annual total compensation of our median employee as of December 31, 2019 was $56,074. Mr. Calder’s total Summary Compensation Table compensation for 2019 was $1,875,950. The ratio of these amounts was 33:1.

2019 Summary Compensation Table

The following table sets forth information regarding compensation earned or accrued during the fiscal years set forth below to each of our named executive officers:

Name and Principal Position	Year	Salary ($)	Stock Awards (1) ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation(3) ($)		Total ($)
H. Brian Thompson,	2019	350,000	350,018			15,048	(5)	715,066
Executive Chairman	2018	300,000	350,010	—	—	—		700,010
	2017	250,000	350,017	—	—	—		600,017
Richard D. Calder, Jr.,	2019	592,250	1,271,200		0	12,500		1,875,950
Chief Executive Officer	2018	575,000	8,163,774	—	409,719	12,250		9,160,743
and President	2017	525,000	7,184,996	—	520,013	12,000		8,242,009
Chris McKee,	2019	386,250	693,122		0	12,500		1,091,872
General Counsel, Executive	2018	375,000	4,471,679	—	195,953	12,250		5,054,882
Vice President and Secretary	2017	350,000	4,554,321	—	247,625	9,000		5,160,946
Daniel Fraser	2019	235,675	530,630		0	5,328		771,633
Interim Chief Financial Officer
Michael Sicoli,(4)	2019	302,783	693,122		0	41,113	(6)	1,037,018
Former Chief Financial Officer	2018	375,000	4,471,679	—	195,953	9,250		5,051,882
	2017	350,000	4,268,932	—	227,815	9,000		4,855,747

(1)	Amount reflects the aggregate grant date fair value of stock and option awards, computed in accordance with FASB ASC Topic 718. See Note 11 of the “Notes to Consolidated Financial Statements — Share-Based Compensation” in our Annual Report on Form 10-K for the year ending December 31, 2019 for a discussion of assumptions made in determining the value of our stock and option awards. For the performance-based awards the value is based on the probable outcome of the performance conditions. The values of the such performance-based awards assuming achievement of the performance conditions at maximum levels are as follows: Mr. Calder – $5,656,000 for the October 2017 award, $450,000 for a one-time July 2018 award to Mr. Calder which will vest if the Company achieves two quarters in a row of positive net installations of monthly recurring revenue and $5,409,600 for the November 2018 award; Mr. McKee – $3,535,000 for the October 2017 award and $3,381,000 for the November 2018 award; and Mr. Sicoli – $3,535,000 for the October 2017 award and $3,381,000 for the November 2018 award.
(2)	Represents annual cash incentive compensation under our annual cash incentive programs for the years indicated. See “Annual Incentives (Cash Incentive Payments)” above for additional details on payments made under the 2019 annual cash incentive program.
(3)	Represents employer contributions to our 401(k) plan paid on behalf of the executives, which are provided on a non-discriminatory basis to all U.S. employees.
(4)	Mr. Sicoli resigned as Chief Financial Officer and left the Company, effective September 30, 2019. In connection with his separation, the Company permitted Mr. Sicoli to continue vesting through November 23, 2019.
(5)	Represents $5,048 in employer matching contributions to defined contribution plan and also includes $10,000 for matching gift contribution.
(6)	Represents $9,500 in employer matching contributions to defined contribution plan and also includes paid time off balance of $31,613 following the separation date.

2019 Grants of Plan-Based Awards

The following table presents information on plan-based awards for the fiscal year ended December 31, 2019 to our named executive officers:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares	All Other Option Awards: Number of	Exercise or Base Price of	Grant Date Fair Value of
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Target (#)	of Stock or Units (#)	Securities Underlying Options (#)	Option Awards ($/Sh)	Stock and Option Awards(2) ($)
H. Brian Thompson	7/1/2019	(3)	—	—	—	—	18,618	—		350,018
Richard D. Calder, Jr.	—		373,118	592,250	1,184,500	—	—	—	—	—
	2/26/2019	(3)	—	—	—	—	40,000	—	—	1,271,200
Chris McKee	—		178,448	283,250	566,500	—	—	—	—	—
	2/26/2019	(3)	—	—	—	—	21,800	—	—	693,122
Daniel Fraser	—		65,520	104,000	208,000	—	—	—	—	—
	3/4/2019	(3)					4,500			147,870
	3/4/2019	(3)					3,500			115,010
	10/28/2019	(4)					35,000			267,750
Michael T. Sicoli(5)	—		178,448	283,250	566,500	—	—	—	—	—
	2/26/2019	(3)	—	—	—	—	21,800	—	—	693,122

(1)	The amounts shown in the threshold, target and maximum columns reflect the threshold, target and maximum amounts potentially payable under our 2019 Annual Incentive Plan, respectively, assuming the performance objectives and other conditions were achieved at specified levels. The actual amounts earned pursuant to the 2019 Annual Incentive Plan for 2019 are set forth in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above.
(2)	Amounts reflect the aggregate grant date fair value of stock awards, computed in accordance with FASB ASC Topic 718. See Note 11 of the “Notes to Consolidated Financial Statements — Share-Based Compensation” in our Annual Report on Form 10-K for the year ending December 31, 2019 for a discussion of assumptions made in determining the value of our stock awards.
(3)	Reflects the grant date of the annual restricted stock awards granted in 2019.
(4)	Reflects the grant date of the incentive stock awards granted in 2019.
(5)	Mr. Sicoli ceased to serve as an executive officer and left the firm effective September 30, 2019, and was not eligible to receive a cash incentive payment under the 2019 annual cash compensation plan.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table sets forth certain information concerning the number of outstanding equity awards held by our named executive officers as of December 31, 2019.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options: Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(1)
H. Brian Thompson						18,618	211,314	(2)
Richard D. Calder, Jr.	20,855	1,765	(5)	$13.40	2/13/26	3,527	40,031	(9)	100,000	(18)	1,135,000
						16,477	187,014	(10)	10,000	(20)	113,500
	344	-	(4)	$18.19	4/6/25	21,570	244,820	(8)	140,000	(19)	1,589,000
	57,057	-	(3)	$12.75	3/2/24	6,875	78,031	(11)
	27,877	-	(4)	$18.19	4/6/25	40,000	454,000	(12)
Chris McKee	3,903	839	(5)	$13.40	2/13/26	1,675	19,011	(9)	62,500	(18)	709,375
	1,529	-	(3)	$12.75	3/2/24	10,985	124,680	(10)	87,500	(19)	993,125
	3,571	-	(4)	$18.19	4/6/25	12,688	144,009	(8)
						21,810	247,544	(12)
Daniel Fraser	937	157	(5)	$13.40	2/13/26	468	5,312	(9)	9,376	(18)	106,418
	938	-	(6)	$12.34	2/16/25	450	5,108	(13)	10,000	(19)	113,500
						2,344	26,604	(14)
						713	8,093	(15)
						2,530	28,716	(7)
						4,500	51,075	(16)
						3,500	39,725	(16)
						35,000	397,250	(17)

Michael T. Sicoli	20,000			$18.47	4/10/25
	11,726			$13.40	2/13/26

(1)	The value of equity awards is based on the closing price of our stock on the NYSE on December 31, 2019, the last trading day of the year, which was $11.35.
(2)	This restricted stock award vests in full on June 30, 2020.
(3)	This stock option vested quarterly in equal installments through March 5, 2018.
(4)	This stock option vests quarterly in equal installments through April 9, 2019.
(5)	This stock option vests quarterly in equal installments through February 16, 2020.
(6)	This stock option vests quarterly in equal installments through February 19, 2020.
(7)	This restricted stock award vests quarterly in equal installments through February 23, 2022.
(8)	This restricted stock award vests quarterly in equal installments through April 24, 2022.
(9)	This restricted stock award vests quarterly in equal installments through February 16, 2020.
(10)	This restricted stock award vests quarterly in equal installments through February 20, 2021.
(11)	This restricted stock award vests quarterly in equal installments through July 1, 2022.
(12)	This restricted stock award vests quarterly in equal installments through February 26, 2023.
(13)	This restricted stock award vests quarterly in equal installments through January 6, 2021.
(14)	This restricted stock award vests quarterly in equal installments through February 27, 2021.
(15)	This restricted stock award vests quarterly in equal installments through July 7, 2021.
(16)	This restricted stock award vests quarterly in equal installments through March 4, 2023.
(17)	This restricted stock award vests quarterly in equal installments through October 28, 2023.

(18)	This performance-based restricted stock award vests as follows: (i) 25% of the shares will begin vesting if the Company achieves $1.5 billion in annualized revenue on or before December 31, 2021 and will continue to vest in eight equal quarterly installments over two years; (ii) 25% of the shares will begin vesting if the Company achieves $2 billion in annualized revenue on or before December 31, 2021 and will vest in four equal quarterly installments over one year; (iii) 25% of the shares will begin vesting if the Company achieves $400 million in annualized Adjusted EBITDA on or before December 31, 2021 and will continue to vest in eight equal quarterly installments over two years; and (iv) 25% of the shares will begin vesting if the Company achieves $550 million in annualized Adjusted EBITDA on or before December 31, 2021 and will continue to vest in four equal quarterly installments over one years. During the vesting period of the performance grants, vesting will continue only if the achievement of previous targets is maintained. If any performance metric is not achieved on or before December 31, 2021, the shares tied to that performance metric will be forfeited, and if any performance metric is achieved time-vesting of the shares tied to that performance metric may continue to vest after December 31, 2021.

(19)	This performance-based restricted stock award vests as follows: (i) 15% of the shares will begin vesting if the Company achieves $2.5 billion in annualized revenue on or before December 31, 2021 and will continue to vest in eight equal quarterly installments over two years; (ii) 15% of the shares will begin vesting if the Company achieves $3.0 billion in annualized revenue on or before December 31, 2021 and will vest in four equal quarterly installments over one year; (iii) 15% of the shares will begin vesting if the Company achieves $725 million in annualized Adjusted EBITDA on or before December 31, 2021 and will continue to vest in eight equal quarterly installments over two years; (iv) 15% of the shares will begin vesting if the Company achieves $900 million in annualized Adjusted EBITDA on or before December 31, 2021 and will continue to vest in four equal quarterly installments over one year; (v) 20% of the shares will begin vesting if the Company achieves $2.50 per share of annualized Adjusted Free Cash Flow on or before December 31, 2021 and will continue to vest in eight equal quarterly installments over two years; and (vi) 20% of the shares will begin vesting if the Company achieves $5.00 per share of annualized Adjusted Free Cash Flow on or before December 31, 2021 and will continue to vest in four equal quarterly installments over one year. During the vesting period of the performance grants, vesting would continue only if the achievement of previous targets is maintained. If any performance metric is not achieved on or before December 31, 2021, the shares tied to that performance metric will be forfeited, and if any performance metric is achieved time-vesting of the shares tied to that performance metric may continue to vest after December 31, 2021.
(20)	This performance-based restricted stock award will vest after the Company achieves two quarters in a row of positive net installations of monthly recurring revenue.

Option Exercises and Stock Vested for Fiscal Year Ended December 31, 2019

The following table outlines any stock options that were exercised and any restricted stock or restricted stock units that vested for our named executive officers during the fiscal year ended December 31, 2019:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
H. Brian Thompson	-	-	15,556	273,786
Richard D. Calder, Jr.	810	18,510	105,125	2,159,430
Chris McKee	2,431	52,362	60,614	1,339,735
Daniel Fraser			8,834	174,254
Michael T. Sicoli	-	-	56,800	1,317,184

(1)	The value realized on exercise of an option award is based on the difference between the fair market value of our common stock on the date of exercise and the exercise price of the option.
(2)	The value realized on vesting of restricted stock awards is based on the fair market value of our common stock on the date of vesting, or, if the vesting date is not a trading day, on the trading day immediately preceding the date of vesting.

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Non-Qualified Deferred Compensation

None of our named executive officers participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Employment Arrangements with our Named Executive Officers

H. Brian Thompson. In October 2006, we entered into an “at-will” employment agreement with Mr. Thompson to serve as our Executive Chairman. Mr. Thompson’s annual base salary is subject to annual review and potential increase by our Compensation Committee. Mr. Thompson is also eligible to participate in the Company’s employee benefit plans in a manner consistent with full-time employees of the Company.

Richard D. Calder, Jr. In May 2007, we entered into an employment agreement with Mr. Calder to serve as our Chief Executive Officer and President, which was amended in July 2008, September 2011 and May 2017. Mr. Calder’s annual base salary is subject to annual review and potential increase by our Compensation Committee and he is eligible to participate in our annual and equity incentive plans, based on criteria established by our Compensation Committee. Mr. Calder is also eligible to participate in the Company’s employee benefit plans in a manner consistent with other employees of the Company.

In the event that Mr. Calder’s employment terminates due to his disability, he is entitled to continuation of his health benefits for twelve months following termination. In the event the Company terminates Mr. Calder’s employment without cause or he terminates his employment for good reason (each as defined in his employment agreement), he is entitled to (i) continuation of his base salary and health benefits for eighteen months following the termination of his employment; (ii) a pro-rata bonus through the effective date of termination; (iii) 100% of the target annual bonus for the eighteen month period after the date of termination; and (iv) accelerated vesting of 100% of all outstanding equity awards held by Mr. Calder upon termination. In addition, the employment agreement provides that all unvested equity awards held by Mr. Calder will immediately accelerate and vest upon a change in control (as defined in the employment agreement).

Mr. Calder’s employment agreement contains non-competition and non-solicitation restrictions that apply during the term of Mr. Calder’s employment and for one year thereafter.

Chris McKee. In April 2008, we entered into an employment agreement with Mr. McKee to serve as our General Counsel, which was amended in September 2011 and May 2017. Mr. McKee’s annual base salary is subject to annual review and potential increase by our Compensation Committee and he is eligible to participate in our annual and equity incentive plans, based on criteria established by our Compensation Committee. Mr. McKee is also eligible to participate in the Company’s employee benefit plans in a manner consistent with other employees of the Company.

In the event that Mr. McKee’s employment terminates due to his disability, he is entitled to continuation of his health benefits for twelve months following termination. In the event the Company terminates Mr. McKee’s employment without cause or he terminates his employment for good reason (each as defined in his employment agreement), he is entitled to (i) continuation of his base salary and health benefits for twelve months following the termination of his employment; (ii) a pro-rata bonus through the effective date of termination; and (iii) 100% of the target annual bonus for the twelve month period after the date of termination. In addition, the employment agreement provides that all unvested equity awards held by Mr. McKee will immediately accelerate and vest upon a change in control (as defined in the employment agreement).

Mr. McKee’s employment agreement contains non-competition and non-solicitation restrictions that apply during the term of Mr. McKee’s employment and for one year thereafter.

Daniel Fraser. In April 2014, we entered into an employment agreement with Mr. Fraser, which was amended in October 2019 to serve as our Interim Chief Financial Officer. Mr. Fraser’s annual base salary is subject to annual review and potential increase by our Compensation Committee and he is eligible to participate in our annual and equity incentive plans, based on criteria established by our Compensation Committee. Mr. Fraser is also eligible to participate in the Company’s employee benefit plans in a manner consistent with other employees of the Company.

In the event that Mr. Fraser’s employment terminates due to his disability or without cause or he terminates his employment for good reason, he is not entitled to continuation of his base salary or health benefits after the date of termination. The employment agreement provides that all unvested equity awards held by Mr. Fraser will immediately accelerate and vest upon a change in control (as defined in the employment agreement).

Mr. Fraser’s employment agreement contains non-competition and non-solicitation restrictions that apply during the term of Mr. Fraser’s employment and for one year thereafter.

Michael T. Sicoli. On September 30, 2019 Mr. Fraser replaced Mr. Sicoli as our Interim Chief Financial Officer. In connection with Mr. Sicoli’s resignation from the Company on September 30, 2019, Mr. Sicoli received additional vesting of his stock options and restricted stock grants through November 23, 2019, however, he did not receive any severance payments or other benefits. The incremental fair value on the date of modification of the stock options and restricted stock awards for which continued vesting was permitted is set forth in the “2019 Summary Compensation Table” above.

Potential Payments Upon a Termination or Change in Control

Richard D. Calder, Jr. The following table describes the potential payments and benefits to which Mr. Calder would have been entitled if any of the following events occurred on December 31, 2019: (1) termination of Mr. Calder’s employment due to disability, (2) termination of Mr. Calder’s employment by us without cause or by Mr. Calder for good reason, and (3) a change in control of the Company. Mr. Calder is not entitled to any payments upon any other kind of termination of his employment.

Event	Continuation of Salary ($)	Continuation of Bonus ($)	Payment of 2019 Bonus ($)		Continuation of Health Benefits (1) ($)	Long-Term Incentives (2) ($)	Total ($)
Termination of employment due to disability	—	—	—		19,020	—	19,020
Termination of employment by us without “cause” or by Mr. Calder for “good reason”	888,375	888,375	592,250	(3)	28,530	3,841,396	6,238,926
“Change in control” of GTT	—	—	—		—	3,841,396	3,841,396

(1)	These amounts are based on 2019 premium rates.
(2)	Represents the value derived from accelerated vesting of restricted stock and stock options based on the closing stock price on December 31, 2019, the last trading day of the year, which was $11.35.
(3)	Assumes pro-rata bonus paid for the full year.

Chris McKee. The following table describes the potential payments and benefits to which Mr. McKee would have been entitled to if any of the following events occurred on December 31, 2019: (1) termination of Mr. McKee’s employment due to disability, (2) termination of Mr. McKee’s employment by us without cause or by Mr. McKee for good reason, and (3) a change in control of the Company. Mr. McKee is not entitled to any payment upon any other kind of termination of his employment.

Event	Continuation of Salary ($)	Continuation of Bonus ($)	Payment of 2019 Bonus ($)		Continuation of Health Benefits(1) ($)	Long-Term Incentives (2) ($)	Total ($)
Termination of employment due to disability	—	—	—		19,020	—	19,020
Termination of employment by us without “cause” or by Mr. McKee for “good reason”	386,250	283,250	283,250	(3)	19,020	—	971,770
“Change in control” of GTT	—	—	—		—	2,237,743	2,237,743

(1)	These amounts are based on 2019 premium rates.
(2)	Represents the value derived from accelerated vesting of restricted stock and stock options based on the closing stock price on December 31, 2019, the last trading day of the year, which was $11.35.
(3)	Assumes pro-rata bonus paid for the full year.

Daniel Fraser. The following table describes the potential payments and benefits to which Mr. Fraser would have been entitled to if any of the following events occurred on December 31, 2019: (1) termination of Mr. Fraser’s employment due to disability, (2) termination of Mr. Fraser’s employment by us without cause or by Mr. Fraser for good reason, and (3) a change in control of the Company. Mr. Fraser is not entitled to any payments upon any other kind of termination of employment.

Event	Continuation of Salary ($)	Continuation of Bonus ($)	Payment of 2019 Bonus ($)	Continuation of Health Benefits (1) ($)	Long-Term Incentives (2) ($)	Total ($)
Termination of employment due to disability	—	—	—	—	—	—
Termination of employment by us without “cause” or by Mr. Fraser for “good reason”	—	—	—	—	—	—
“Change in control” of GTT	—	—	—	—	781,799	781,799

(1)	These amounts are based on 2019 premium rates.
(2)	Represents the value derived from accelerated vesting of restricted stock and stock options based on the closing stock price on December 31, 2019, the last trading day of the year, which was $11.35.

Related Person Transactions

Other than the compensation agreements and other arrangements described under “Compensation Discussion and Analysis” in this proxy statement, during 2019, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, had or will have a direct or indirect material interest. We have adopted a written policy, described in more detail below, that requires all future transactions between us and any such person to be approved in advance by our Audit Committee.

Benjamin Stein and Zachary Sternberg, who we have nominated for election to our Board of Directors, are affiliated with The Spruce House Partnership LLC., or “Spruce House”. Spruce House is one of our significant stockholders and we engaged in certain transactions with Spruce House in 2019. As described in more detail in our Form 8-K filed with the SEC on November 29, 2019, in November 2019, we entered into an amendment to our Investor Rights Agreement with Spruce House that, among other things, granted Spruce House and its controlled affiliates consent to acquire shares of our common stock representing up to 30% of our total voting power. We do not have any written agreement with Mr. Stein or Mr. Sternberg regarding their service as a member of our Board of Directors.

Procedures for Approval of Related Person Transactions

Our policy for the review and approval of transactions between us and related persons is set forth in the charter of our Audit Committee. Pursuant to the charter of our Audit Committee, it is the responsibility of our Audit Committee, unless specifically delegated by our Board of Directors to another committee of the Board of Directors, to review and approve all transactions or arrangements to which we were or will be a participant, in which the amount involved exceeded or will exceed $120,000, and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Additionally, it is the responsibility of our Audit Committee, unless specifically delegated by our Board of Directors to another committee of the Board of Directors, to review and make recommendations to the Board of Directors, or approve, any contracts or other transactions with current or former executive officers of our Company, including consulting arrangements, employment agreements, change in control agreements, termination arrangements, and loans to employees made or guaranteed by us. In the course of its review of a related party transaction, the Audit Committee will consider: the benefits to the Company; the effect on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; the terms available to unrelated third parties or to employees generally; and any other matters the Audit Committee deems appropriate.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2019 with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by stockholders (1)	409,614	(2)	13.59	3,080,882	(3)
Equity compensation plans not approved by stockholders	—		—	—
Total	409,614	(2)	13.59	3,080,882	(3)

(1)	These plans include the 2018 Stock Option and Incentive Plan (the “2018 Plan”), the 2015 Stock Option and Incentive Plan (the “2015 Plan”), the 2011 Employee, Director and Consultant Stock Plan (the “2011 Plan”), the 2006 Employee, Director and Consultant Stock Plan (the “2006 Plan”) and the 2016 Employee Stock Purchase Plan.
(2)	Excludes purchase rights available under the 2016 Employee Stock Purchase Plan.
(3)	As of December 31, 2019, 2,787,985 shares of common stock were available for issuance under the 2018 Plan, and no additional shares were available for issuance under the 2015 Plan, the 2011 Plan or the 2006 Plan. As of December 31, 2019, 292,897 shares of common stock were available for issuance under the 2016 Employee Stock Purchase Plan.

COMPENSATION COMMITTEE REPORT

The information contained in this compensation committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this compensation committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that GTT Communications, Inc. specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed the compensation discussion and analysis required by Item 402 of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the compensation discussion and analysis set forth above be included in this proxy statement.

Respectfully submitted by the Compensation Committee,

Howard Janzen, Chair
Theodore B. Smith, III
Rhodric Hackman

Julius Erving

Nick Adamo

Benjamin Stein

OTHER INFORMATION

Beneficial Ownership of Principal Stockholders, Directors, and Officers

The following table sets forth certain information regarding the beneficial ownership of our common stock on April 1, 2020, by (1) each current director, director nominee and named executive officer of our Company, (2) all current directors, director nominees and named executive officers of our Company as a group, and (3) each person known by us to own more than 5% of our common stock.

Percentage of beneficial ownership is calculated based on 57,570,183 shares of common stock outstanding as of April 1, 2020. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days after April 1, 2020, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the table have sole voting or investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Unless otherwise indicated, the principal address of each of the persons below is c/o GTT Communications, Inc., 7900 Tysons One Place, Suite 1450, McLean, Virginia 22102.

Name	Number of Shares Beneficially Owned	% of Outstanding Shares
Richard D. Calder, Jr.(1)	1,938,345	3.37%
Chris McKee(2)	607,421	1.06%
Daniel Fraser(3)	132,514	*
Michael T. Sicoli(4)	388,413	*
H. Brian Thompson(5)	6,894,242	11.98%
S. Joseph Bruno	145,453	*
Rhodric C. Hackman	195,137	*
Howard Janzen	269,545	*
Theodore B. Smith, III	437,833	*
Nick Adamo	85,996	*
Elizabeth Satin	60,456	*
Julius Erving	29,915	*
Benjamin Stein(6)	15,889,911	27.60%
Zachary Sternberg(7)	15,875,000	27.58%
All executive officers and directors as a group	26,686,768	46.36%

Other 5% Stockholders:
Spruce House Investment Management LLC(8)	15,875,000	27.58%
Conifer Management(9)	3,843,687	6.68%
Neuberger Berman Group LLC(10)	3,649,113	6.34%
Vanguard Group(11)	3,263,513	5.67%
T Rowe Price Associates(12)	2,833,545	4.92%

*	Represents less than 1% of the outstanding common stock.

(1)	Includes 107,898 shares issuable upon exercise of options that are presently exercisable or that will be exercisable within 60 days of the record date.
(2)	Includes 9,842 shares issuable upon exercise of options that are presently exercisable or that will be exercisable within 60 days of the record date.
(3)	Includes 1,875 shares issuable upon exercise of options that are presently exercisable or that will be exercisable within 60 days of the record date.
(4)	The beneficial ownership amount for Mr. Sicoli is as of the last date of his employment.
(5)	Includes 6,250,171 shares of common stock owned by Universal Telecommunications, Inc. Mr. Thompson is the Chief Executive Officer and majority shareholder of Universal Telecommunications, Inc. The shares of Universal Telecommunications, Inc. not held by Mr. Thompson are owned by members of his family.
(6)	Includes 15,875,000 shares held by The Spruce House Partnership LLC, which may be deemed to be beneficially owned by Mr. Stein. Mr. Stein is a Managing Member of Spruce House Investment Management LLC, which is the investment advisor to The Spruce House Partnership LLC, and a Managing Member of Spruce House Capital LLC, which is the general partner of The Spruce House Partnership (AI) LP and The Spruce House Partnership (QP) LP, which are the members of The Spruce House Partnership LLC . The address for Mr. Stein is c/o Spruce House, 435 Hudson Street, Suite 804, New York, New York 10014.
(7)	Represents 15,875,000 shares held by The Spruce House Partnership LLC, which may be deemed to be beneficially owned by Mr. Sternberg. Mr. Sternberg is a Managing Member of Spruce House Investment Management LLC, which is the investment advisor to The Spruce House Partnership LLC, and a Managing Member of Spruce House Capital LLC, which is the general partner of The Spruce House Partnership (AI) LP and The Spruce House Partnership (QP) LP, which are the members of The Spruce House Partnership LLC. The address for Mr. Sternberg is c/o Spruce House, 435 Hudson Street, Suite 804, New York, New York 10014.
(8)	Represents shares held in the account of The Spruce House Partnership LLC (the “Fund”), a private investment fund managed by Spruce House Investment Management LLC (the “Investment Manager”), and may be deemed to be beneficially owned by the Investment Manager, the members of the Fund, The Spruce House Partnership (AI) LP and The Spruce House Partnership (QP) LP (together, the “Fund Members”), the general partner of the Fund Members, Spruce House Capital LLC (the “General Partner”), and by Zachary Sternberg and Benjamin Stein, managing members of the Investment Manager and the General Partner. The address for such entities and individuals is Spruce House, 435 Hudson Street, Suite 804, New York, New York 10014.
(9)	Represents shares beneficially owned by Conifer Management (“Conifer”). Conifer has sole voting and dispositive power with respect to 3,843,687 shares and shared voting and dipositive power with respect to 0 shares. Other than the information relating to percentage ownership, the information with respect to Conifer is based solely on the Schedule 13G filed with the SEC on February 14, 2020. The address for Conifer is 9 West 57th Street, Suite 5000, New York, New York 10019.
(10)	Represents shares beneficially owned by Neuberger Berman Group LLC and Neuberger Berman Investment Advisors LLC (together, “Neuberger Berman”). Neuberger Berman has shared voting power with respect to 3,372,086 shares, shared dispositive power with respect to 3,649,113 shares and sole voting and dispositive power with respect to 0 shares. Other than the information relating to percentage ownership, the information with respect to Neuberger Berman is based solely on the Schedule 13G filed with the SEC on February 14, 2020. The address for Neuberger Berman is 1290 Avenue of the Americas, New York, New York 10104.
(11)	Represents shares beneficially owned by The Vanguard Group (“Vanguard”). Vanguard has shared voting power with respect to 15,745 shares, shared dispositive power with respect to 82,002 shares, sole voting power with respect to 80,194 shares, and sole dispositive power with respect to 3,181,571 shares. Other than the information relating to percentage ownership, the information with respect to Vanguard is based solely on the Schedule 13G/A filed with the SEC on February 12, 2020. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(12)	Represents shares beneficially owned by T Rowe Price Associates, Inc. (“T. Rowe”). T. Rowe has sole voting power with respect to 802,145 shares, sole dispositive power with respect to 2,833,545 shares, and shared voting, and dispositive power with respect to 0 shares. Other than the information relating to percentage ownership, the information with respect to T. Rowe is based solely on the Schedule 13G/A filed with the SEC on February 14, 2020. The address for T. Rowe is 100 East Pratt Street, Baltimore, Maryland 21202.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of our Company’s equity securities to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on review of the copies of such reports and any amendments thereto furnished to us during or with respect to our most recent fiscal year, all Section 16(a) filing requirements applicable to our executive officers, directors and persons who own more than 10% of a registered class of our equity securities were satisfied, with the exception of (i) Mr. Erving, who inadvertently failed to timely file a Form 4 relating to the purchase of our common stock on September 3, 2019, which was subsequently filed on November 8, 2019, and (ii) Mr. Thompson, who inadvertently failed to timely file a Form 5 relating to a bona fide gift of our common stock on January 1, 2019, which was filed on February 28, 2020.

Incorporation By Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the sections of this proxy statement entitled “Compensation Committee Report” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC), will not be deemed incorporated unless specifically provided otherwise in such filing. The information contained in those sections shall not be deemed “filed” with the SEC, or subject to Regulations 14A or 14C, or to the liabilities of Section 18 of the Exchange Act.

Recommendation of our Board of Directors

The Board of Directors recommends a vote “for” each of the nominees named herein.

PROPOSAL 2

APPROVAL OF THE NOL RIGHTS AGREEMENT

Background and Purpose of the NOL Rights Agreement

On August 7, 2019, the Company entered into a new stockholder rights agreement (the “NOL Rights Agreement”) with American Stock Transfer & Trust Company, LLC, as Rights Agent. The NOL Rights Agreement is intended to help preserve our substantial tax assets associated with net operating loss carryforwards and certain other deferred tax assets. At the Annual Meeting of Stockholders, we are seeking ratification by our stockholders of the NOL Rights Agreement.

Our business operations have generated significant net operating losses and unrealized tax losses (collectively, “NOLs”), and we may generate additional NOLs in future years. Under federal tax laws, we generally can use our NOLs and certain related tax credits to offset ordinary income tax paid in certain prior tax years or on our future taxable income for up to 20 years, when they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of December 31, 2019, we had $212.6 million of federal NOL carryforwards and $873.1 million of foreign NOLs. While we cannot estimate the exact amount of NOLs that we can use to reduce our future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are very valuable assets.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Code (“Section 382”). Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our outstanding stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply in calculating this annual limit.

If an ownership change were to occur, the limitations imposed by Section 382 could result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred, we do not currently believe that an ownership change has occurred. Accordingly, the NOL Rights Agreement is intended to reduce the likelihood of an ownership change. However, if no action is taken, we believe it is possible that we could experience an ownership change in the future. The NOL Rights Agreement has not been adopted as an anti-takeover measure.

The NOL Rights Agreement provides that the Rights (defined below) are not exercisable until the Distribution Date (as such term is defined in the NOL Rights Agreement) and will expire at the earliest of (i) August 7, 2022 or such later date as may be established by the Board prior to the expiration of the Rights as long as the extension is submitted to the stockholders of the Company for ratification at the next annual meeting of stockholders succeeding such extension, (ii) the time at which the Rights are redeemed or exchanged, (iii) the effective date of the repeal of Section 382 or any successor statute if the Board determines that the NOL Rights Agreement is no longer necessary or desirable for the preservation the Company’s tax benefits, (iv) the first day of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward or (v) the first day after our Annual Meeting of Stockholders (or any adjournments or postponements thereof) if our stockholders do not approve the NOL Rights Agreement at the Annual Meeting.

Material Features of the NOL Rights Agreement

The following description of the terms of the NOL Rights Agreement summarizes only the material terms of the NOL Rights Agreement, does not purport to be complete and is qualified in its entirety by reference to the NOL Rights Agreement, which is set forth in Appendix A to this Proxy Statement and was filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on August 8, 2019. We urge you to read the NOL Rights Agreement carefully in its entirety.

On August 7, 2019, the Board declared a dividend of one preferred share purchase right (a “Right”), for each outstanding share of our common stock. The dividend was effective as of August 19, 2019 (the “Rights Record Date”), with respect to the stockholders of record on that date. The Rights also attached to new shares of our common stock issued after the Rights Record Date. Each Right entitles the registered holder to purchase from the Company one millionth of a share of Series A Junior Participating Cumulative Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) of the Company at a price of $48 (the “Purchase Price”), subject to adjustment.

Detachment and Transfer of Rights

Initially, the Rights are evidenced by the stock certificates representing the shares of our common stock, and no separate Right Certificates will be distributed. Until the earlier to occur of (i) the 10th day after a public announcement that a person or group of affiliated or associated persons, has become an “Acquiring Person” (as such term is defined in the NOL Rights Agreement), subject to certain exceptions, or (ii) 10 business days following the commencement of a tender offer or exchange offer which could result in the beneficial ownership by an Acquiring Person of 4.99% (or, in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of our outstanding common stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the certificates representing common stock outstanding as of the Rights Record Date, by such common stock certificate. Generally, the NOL Rights Agreement provides that any person or group (a “Grandfathered Person”), which beneficially owned 4.99% or more of our outstanding common stock as of 8:00 a.m., New York city time, on August 8, 2019 (the “Grandfathered Time”) (the percentage of such ownership, referred to as the “Grandfathered Percentage”) will not be deemed an “Acquiring Person” unless such Grandfathered Person exceeds its Grandfathered Percentage by more than 0.25%. If any Grandfathered Person shall sell, transfer or otherwise dispose of any shares of our outstanding common stock after the Grandfathered Time or if the percentage of our outstanding common stock that such Grandfathered Person beneficially owns is reduced as a result of the issuance of additional securities of the Company, the related Grandfathered Percentage shall, subsequent to such sale, transfer, disposition or dilutive event, mean, with respect to the Grandfathered Person, the lesser of (a) the Grandfathered Percentage as in effect immediately prior to such sale, transfer, disposition or dilutive event or (b) the percentage of our outstanding common stock that such Grandfathered Person beneficially owns immediately following such sale, transfer, disposition or dilutive event, plus an additional 0.25%; provided, however, if at any time after the Grandfathered Time, such Grandfathered Person is the beneficial owner of less than 4.99% of our outstanding common stock, then such person or group (including any affiliate or associate of such person or group) will cease to be a Grandfathered Person.

Additionally, the NOL Rights Agreement provides that any person who desires to effect any acquisition of our common stock that would, if consummated, result in such person (together with its affiliates and associates) beneficially owning 4.99% (or, in the case of a Grandfathered Person, the Grandfathered Percentage) or more of our then outstanding common stock (a “Requesting Person”), may, prior to the Shares Acquisition Date (as defined in the NOL Rights Agreement), and in accordance with the NOL Rights Agreement, request that the Board grant an exemption with respect to such acquisition under the NOL Rights Agreement (an “Exemption Request”). Our Board will only grant an exemption in response to an Exemption Request if the Board determines, in its sole discretion, that the acquisition of beneficial ownership of our common stock by the Requesting Person will not jeopardize or endanger the availability to the Company of any tax benefits. Any exemption granted may be granted in whole or in part, and may be subject to limitations or conditions (including that the exemption be of a limited duration, a requirement that the Requesting Person agree that it will not acquire beneficial ownership of our common stock in excess of the maximum number and percentage of shares approved by the Board or that it will not make another Exemption Request), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of our tax benefits.

The NOL Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights are transferable with and only with our common stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new certificates for our common stock issued after the Rights Record Date, upon transfer or new issuance of our common stock, will contain a notation incorporating the NOL Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for our common stock outstanding as of the Rights Record Date will also constitute the transfer of the Rights associated with the common stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the “Right Certificates”) will be mailed to holders of record of our common stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

Exercisability of Rights

The Rights are not exercisable until the Distribution Date. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable or payable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution. The number of outstanding Rights and the number of one-millionths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of our common stock or a stock dividend on our common stock payable in shares of our common stock (“subdivisions”), consolidations or combinations of our common stock occurring, in any such case, prior to the Distribution Date. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one-millionth of a Preferred Share, which may, at the Company’s election, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Terms of the Preferred Stock

Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 1,000,000 times the dividend declared per share of common stock. In the event of a liquidation of the Company, the holders of Preferred Stock will be entitled to a preferential liquidation payment of $1,000,000 per share but will be entitled to an aggregate payment per share of 1,000,000 times the payment made per share of our common stock. Each share of Preferred Stock will have 1,000,000 votes, voting together with the common shares. Finally, in the event of any merger, consolidation or other transaction in which shares of our common stock are exchanged, each Preferred Share will be entitled to receive 1,000,000 times the amount received per common share. These rights are protected by customary anti-dilution provisions. The Preferred Stock would rank junior to any other series of our preferred stock.

Trigger of Flip-In and Flip-Over Rights

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person or any affiliate or associate thereof (which will thereafter be void), will thereafter have the right to receive upon exercise, in lieu of one-millionth of a Preferred Share, that number of shares of our common stock (or, in certain circumstances, including if there are insufficient shares of our common stock to permit the exercise in full of the Rights, shares of Preferred Stock, other securities, cash or property, or any combination of the foregoing) having a market value of two times the exercise price of the Right. This right will commence on the date that a person has become an Acquiring Person (or the effective date of a registration statement relating to the securities purchasable upon exercise of the Rights, if later).

In the event the Company is acquired in a merger or other business combination transaction or 50% or more of our consolidated assets or earning power are sold to an Acquiring Person, or affiliates or associates or certain other persons in which such persons have an interest, proper provision will be made so that each such holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, securities of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Redemption and Exchange of Rights

At any time prior to the earlier of (i) the day that a person has become an Acquiring Person or (ii) the expiration of the NOL Rights Agreement, the Board may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”), which may be paid in cash, common stock or any other consideration deemed appropriate by the Board. In general, the redemption of the Rights may be made effective at such time, on such basis, and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

At any time after any Person becomes an Acquiring Person and prior to the acquisition by such person or group of affiliated or associated persons of 50% or more of our outstanding common stock, the Board may exchange the Rights (other than Rights owned by such person or group of affiliated or associated persons which will have become void), in whole or in part, at an exchange ratio of one share of our common stock per Right. Under certain circumstances set forth in the NOL Rights Agreement, in lieu of common stock, we may exchange cash, property or other Company securities, including fractions of a share of Preferred Stock (or of a share of a class or series of our preferred stock having equivalent designations and the powers, preferences and rights, and the qualifications, limitations and restrictions) with value equal to such shares of common stock.

Amendment of Rights

The terms of the Rights generally may be amended by the Board without the consent of the holders of the Rights, except that from and after the time that the Rights are no longer redeemable, no such amendment may adversely affect the interests of the holders of the Rights (excluding the interest of any Acquiring Person and any group of affiliated or associated persons).

Certain Considerations Related to the NOL Rights Agreement

Our Board believes that attempting to protect the tax benefits of our NOLs as described above is in our and our stockholders’ best interests; however, we cannot eliminate the possibility that an ownership change will occur even if the NOL Rights Agreement is approved. Please consider the items discussed below in voting on Proposal 2.

The IRS could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether. The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the NOL Rights Agreement is in place.

Continued Risk of Ownership Change. Although the NOL Rights Agreement is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent any transfers of our common stock that could result in such an ownership change.

Potential Anti-Takeover Impact. The reason the Board approved the NOL Rights Agreement and is recommending that it be approved by our stockholders is to preserve the long-term value of our NOLs. However, the NOL Rights Agreement could also be deemed to have an anti-takeover effect because, among other things, it restricts the ability of a person, entity or group to accumulate more than 4.99% of our common stock and the ability of persons, entities or groups now owning more than 4.99% of our common stock to acquire additional shares of our common stock without the prior approval of the Board and because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the NOL Rights Agreement may render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

Potential Impact on Value. The NOL Rights Plan could have a negative impact on the trading price and intrinsic value of our common stock by deterring persons or groups of persons from acquiring our common stock, including in acquisitions for which some stockholders might receive a premium above market value.

Potential Effects on Liquidity. The NOL Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A stockholder’s ability to dispose of our common stock may be limited if the NOL Rights Agreement reduces the number of persons willing to acquire our common stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them.

Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or the Company to determine whether their ownership of our common stock approaches the proscribed level.

Vote Required

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the virtual meeting and voting on this Proposal is required for the approval of this Proposal.

Recommendation of our Board of Directors

The Board of Directors recommends a vote “for” the approval of the NOL Rights Agreement to help preserve the value of our operating loss carryforwards and certain other deferred tax assets.

PROPOSAL 3

ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED

EXECUTIVE OFFICERS

SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. We have currently elected to hold this advisory vote on executive compensation on an annual basis.

For the reasons stated below, we are requesting your approval of the following non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, compensation tables and narrative discussion is hereby APPROVED.”

The compensation of our named executive officers and our compensation philosophy and policies are described in the Compensation Discussion and Analysis and the accompanying tables (including all footnotes) and narrative, beginning on page 17 of this proxy statement which we urge you to review.

The Compensation Committee of our Board of Directors designs our compensation policies for our named executive officers to create executive compensation arrangements that are linked both to the creation of long-term growth, stockholder value and companywide performance, are competitive with peer companies of similar complexity and encourage stock ownership by our senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2019, the Compensation Committee believes that the total compensation for each of the named executive officers is reasonable and effectively achieves the designed objectives of driving superior business and financial performance, attracting, retaining and motivating our people, aligning our executives and stockholders’ long-term interests, focusing on the long-term and creating balanced program elements that encourage aligned, sustainable performance.

Neither the approval nor the disapproval of this resolution will be binding on the Company, the Board of Directors or the Compensation Committee or will be construed as overruling a decision by the Company, the Board of Directors or the Compensation Committee. Neither the approval nor the disapproval of this resolution will create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us, the Board of Directors or the Compensation Committee. However, the Compensation Committee values the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as it deems appropriate.

Vote Required

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the virtual meeting and entitled to vote on this Proposal is required for the approval of this Proposal.

Recommendation of our Board of Directors

The Board of Directors recommends a vote “for” the non-binding advisory resolution relating to the compensation of our named executive officers.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR ENDING DECEMBER 31, 2020

CohnReznick LLP served as our independent registered public accounting firm in 2019 and our Board of Directors has retained it to do so in 2020. The Board has elected to ask our stockholders to ratify the appointment of the independent registered public accounting firm at the Annual Meeting of Stockholders as a matter of good corporate practice.

Stockholder ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm is not required by our by-laws or otherwise. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain the firm. In such event, the Audit Committee may retain CohnReznick LLP, notwithstanding the fact that the stockholders did not ratify the appointment, or select another recognized accounting firm without re-submitting the matter to the stockholders. Even if the appointment is ratified, the Audit Committee reserves the right in its discretion to select a different recognized accounting firm at any time if it determines that such a change would be in the best interests of our Company and our stockholders.

Vote Required

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the virtual meeting and entitled to vote on this proposal is required for the approval of this Proposal.

Recommendation of our Board of Directors

The Board of Directors recommends a vote “for” the ratification of the appointment of CohnReznick LLP as the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending December 31, 2020.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

Electronic Access of Proxy Materials and Annual Reports

This proxy statement and our annual report on Form 10-K are available on our Internet website at http://www.gtt.net/us-en/investor-relations/. Stockholders can elect to access future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Providing these documents over the Internet will reduce our printing and postage costs and the number of paper documents stockholders would otherwise receive. We will notify stockholders who consent to accessing these documents over the Internet when such documents will be available. Once given, a stockholder’s consent will remain in effect until such stockholder revokes it by notifying us otherwise at GTT Communications, Inc., 7900 Tysons One Place, Suite 1450, McLean, Virginia 22102, Attention: Corporate Secretary. Stockholders of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this proxy statement. Beneficial owners whose shares are held in street name should refer to the information provided by the institution that holds such beneficial owner’s shares and follow the instructions on how to elect to access future proxy statements and annual reports over the Internet, if this option is provided by such institution. Paper copies of these documents may be requested by writing us at GTT Communications, Inc., 7900 Tysons One Place, Suite 1450, McLean, Virginia 22102, Attention: Corporate Secretary.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more stockholders of record reside at the same address. Each stockholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and helps to reduce our expenses. Stockholders of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this proxy statement. Once given, a stockholder’s consent will remain in effect until such shareholder revokes it by notifying our corporate secretary as described above. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Stockholders of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting our corporate secretary as described above.

Separate Copies for Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of this proxy statement or the annual report on Form 10-K by contacting our corporate secretary as described above or by calling (703) 442-5500. Beneficial owners with the same address who receive more than one proxy statement and annual report on Form 10-K may request delivery of a single proxy statement and annual report on Form 10-K by contacting our corporate secretary as described above.

Other Matters

We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the virtual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

APPENDIX A

GTT Communications, Inc.

and

American Stock Transfer & Trust Company, LLC

as Rights Agent

Section 382 Rights Agreement

Dated as of August 7, 2019

A-i

A-ii

SECTION 382 RIGHTS AGREEMENT

SECTION 382 RIGHTS AGREEMENT (this “Agreement”), dated as of August 7, 2019, between GTT Communications, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a limited liability trust company organized under the laws of the State of New York (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, the Company and its Subsidiaries (as hereinafter defined) have generated net operating loss carryovers and tax credit carryovers for U.S. federal income tax purposes (“NOLs”), which provide valuable Tax Benefits (as such term is hereinafter defined) to the Company;

WHEREAS, the ability to use the NOLs may be impaired or reduced by an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Company desires to avoid such an “ownership change” and thereby preserve the Company’s ability to use the NOLs;

WHEREAS, the Board of Directors of the Company has determined to approve and enter into this Agreement in order to seek to avoid an “ownership change” within the meaning of Section 382 of the Code in an effort to preserve the Company’s ability to use the NOLs;

WHEREAS, on August 7, 2019, the Board of Directors of the Company authorized and declared a dividend distribution of one Right (as such term is hereinafter defined) for each outstanding share of Common Stock (as hereinafter defined) of the Company outstanding as of August 19, 2019 (the “Record Date”), and authorized the issuance of one Right for each share of Common Stock of the Company issued (whether or not originally issued or sold from the Company’s treasury, except in the case of treasury shares having associated Rights) between the Record Date and the earlier of the Distribution Date or the Expiration Date (as such terms are hereinafter defined), each Right initially representing the right to purchase one one-millionth of a share of Series A Junior Participating Cumulative Preferred Stock of the Company having the rights, powers and preferences set forth on Exhibit a hereto, upon the terms and subject to the conditions hereinafter set forth (the “Rights”); and

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)                 “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 4.9% or more of the shares of Common Stock of the Company then outstanding, but shall not include (x) any Excluded Person, (y) any Grandfathered Person (for so long as such Person remains a Grandfathered Person) or (z) any Exempt Person (for so long as such Person remains an Exempt Person) (as each such term is hereinafter defined). Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person”:

(i)                  as a result of an acquisition of shares of Common Stock of the Company by the Company which, by reducing the number of shares of Common Stock of the Company outstanding, increases the percentage of the shares of Common Stock of the Company Beneficially Owned by such Person, together with all of its Affiliates and Associates, to 4.9% or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person, together with all of its Affiliates and Associates, becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock of the Company then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock of the Company (except as otherwise expressly provided in this Agreement or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock of the Company or pursuant to a split or subdivision of the outstanding Common Stock of the Company), then, subject to Section 1(a)(ii), such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock of the Company, such Person, together with all of its Affiliates and Associates, does not Beneficially Own 4.9% or more of the Common Stock of the Company then outstanding;

(ii)                if (A) the Board of Directors of the Company determines that such Person has become an “Acquiring Person” inadvertently (including, without limitation, because (1) such Person was unaware that it Beneficially Owned a percentage of the then outstanding Common Stock of the Company that would otherwise cause such Person to be an “Acquiring Person;” or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock of the Company but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement); and (B) such Person divests as promptly as practicable (as determined by the Board of Directors of the Company) a sufficient number of shares of Common Stock of the Company (or, for the avoidance of doubt, with respect to any Derivatives Contracts, terminates the subject derivative transaction or transactions or disposes of the subject derivative security or securities) so that such Person would no longer be an “Acquiring Person”;

(iii)              as a result of any unilateral grant of any security directly by the Company, or through the vesting, exercise or settlement of any options, warrants, rights or similar interests (including restricted stock and restricted stock units) granted directly by the Company, to its directors, officers and employees; provided, however, that if a Person, together with all of its Affiliates and Associates, becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock of the Company then outstanding by reason of a unilateral grant of a security by the Company, or through the vesting, exercise or settlement of any options, warrants, rights or similar interests (including restricted stock and restricted stock units) granted by the Company to its directors, officers and employees, and such Person, together with all of its Affiliates and Associates, thereafter becomes the Beneficial Owner of any additional shares of Common Stock of the Company (except as otherwise expressly provided in this Agreement or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock of the Company or a split or subdivision of the outstanding Common Stock of the Company), then, subject to Section 1(a)(ii), such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock of the Company, such Person, together with all of its Affiliates and Associates, does not Beneficially Own 4.9% or more of the Common Stock of the Company then outstanding; or

(iv)               by means of share purchases or issuances (including debt to equity exchanges) directly from the Company in any such transaction approved by the Board of Directors of the Company; provided, however, that if a Person shall become the Beneficial Owner of 4.9% or more of the shares of Common Stock of the Company then outstanding by reason of share purchases or issuances directly from the Company (including debt to equity exchanges) in a transaction approved by the Board of Directors of the Company and shall, after that date, become the Beneficial Owner of any additional shares of Common Stock of the Company (except as otherwise expressly provided in this Agreement or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock of the Company or a split or subdivision of the outstanding Common Stock of the Company), then, subject to Section 1(a)(ii), such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock of the Company, such Person, together with all of its Affiliates and Associates, does not Beneficially Own 4.9% or more of the Common Stock of the Company then outstanding.

Notwithstanding the foregoing, if a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board of Directors of the Company determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board shall otherwise determine, such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(b)                “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(c)                 “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations (as hereinafter defined), as in effect on the date of this Agreement; provided, however, that no Person who is a director or officer of the Company shall be deemed an Affiliate or an Associate of any other director or officer of the Company solely as a result of his or her position as director or officer of the Company. Notwithstanding the foregoing, and to the extent not included in the foregoing definitions, the terms Affiliate and Associate shall also include with respect to any Person, any other Person whose shares of Common Stock of the Company would be deemed to be constructively owned by such first Person, owned by a “single entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations (or any successor regulation), or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder (or any successor provisions or regulations).

(d)                A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

(i)                  that such Person or any of such Person’s Affiliates or Associates Beneficially Owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement, including pursuant to any agreement, arrangement, or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations (or any successor regulation);

(ii)                that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or satisfaction of other conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights (other than the Rights), rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of (1) securities (including rights, options or warrants) that are convertible or exchangeable into or exercisable or settled for Common Stock of the Company until such time as such securities are converted or exchanged into or exercised for Common Stock of the Company except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations (or any successor regulation); or (2) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote or dispose of, pursuant to any agreement, arrangement, or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations (or any successor regulation);

(iii)              that are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement, or understanding (whether or not in writing), for the purpose of acquiring, holding, voting or disposing of any such securities, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations (or any successor regulation); or

(iv)               which are Beneficially Owned, directly or indirectly, by a Counterparty (as such term is hereinafter defined) (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Affiliates or Associates is a Receiving Party; provided, however, that the number of shares of Common Stock of the Company that a Person is deemed to Beneficially Own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities Beneficially Owned by each Counterparty (including its Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause (iv) include all securities that are Beneficially Owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.

Notwithstanding anything in this definition of “Beneficial Ownership” to the contrary, (x) no Person engaged in business as an underwriter of securities shall be the “Beneficial Owner” of any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition; and (y) no Person shall be deemed the “Beneficial Owner” of any security as a result of an agreement, arrangement or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security if such agreement, arrangement or understanding is not also then reportable on Schedule 13D and arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations.

Notwithstanding anything in this definition of “Beneficial Ownership” to the contrary, to the extent not within the foregoing provisions, a Person shall be deemed the Beneficial Owner of, and shall be deemed to beneficially own or have Beneficial Ownership of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (or any successor provisions or regulations).

(e)                 “Agreement” shall have the meaning set forth in the preamble to this Agreement.

(f)                  “Book Entry Shares” shall have the meaning set forth in Section 3(a).

(g)                “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(h)                “Certificate of Incorporation” shall mean the Second Amended and Restated Certificate of Incorporation, as amended, and as may be further amended and/or restated from time to time, of the Company.

(i)                  “Close of Business” on any given date shall mean 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

(j)                  “Code” shall have the meaning set forth in the recitals to this Agreement.

(k)                “Common Stock” when used in reference to the Company shall mean the Common Stock of the Company, par value $0.0001 per share, or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. “Common Stock” when used with reference to any Person other than the Company organized in corporate form shall mean (i) the capital stock or other equity interest of such Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of such Person or (iii) if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which have issued any such outstanding capital stock, equity securities or equity interest. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including, without limitation, any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the general partner or partners.

(l)                  “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(m)               “Company” shall have the meaning set forth in the preamble to this Agreement.

(n)                “Counterparty” shall have the meaning set forth in the definition of “Derivatives Contract.”

(o)                “Current Exchange Value” shall mean the product of the closing price of a share of Common Stock of the Company on the date of the occurrence of an Exchange Determination (or the next Trading Day (as such term is hereinafter defined), if such date is not a Trading Day) multiplied by the number of shares of Common Stock of the Company for which the Right would otherwise be exchangeable (without regard to whether there were sufficient shares of Common Stock of the Company available therefor).

(p)                “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(q)                “Depositary Agent” shall have the meaning set forth in Section 7(c) hereof.

(r)                  “Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock of the Company specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, Common Stock of the Company or other property, without regard to any short position under the same or any other Derivatives Contract.  For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed “Derivatives Contracts.”

(s)                 “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(t)                  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(u)                “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.

(v)                “Exchange Date” shall have the meaning set forth in Section 7(a) hereof.

(w)               “Excluded Person” shall mean (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, or (iv) any Person holding shares of Common Stock of the Company organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement.

(x)                “Exempt Person” shall mean any Person determined by the Board of Directors of the Company to be an “Exempt Person” in accordance with the requirements of Section 36 hereof for so long as such Person complies with any limitations and/or conditions required by the Board of Directors of the Company in making such determination.

(y)                “Exemption Request” shall have the meaning set forth in Section 36 hereof.

(z)                 “Exercise Price” shall have the meaning set forth in Section 7(b) hereof.

(aa)              “Exchange Determination” shall have the meaning set forth in Section 24(a).

(bb)             “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(cc)              “Fair Market Value” of any securities or other property shall be as determined in accordance with Section 11(d) hereof.

(dd)             “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(ee)              “Grandfathered Person” shall mean any Person which, together with all of its Affiliates and Associates, is, as of the first public announcement of this Agreement, the Beneficial Owner of 4.9% or more of the shares of Common Stock of the Company then outstanding.  Spruce House will cease to be a “Grandfathered Person” if and when (a) prior to the expiration or termination of the restrictions set forth in Section 3.1.1 of the Investor Rights Agreement, Spruce House becomes the Beneficial Owner of any shares of Common Stock of the Company in violation of such restrictions and (b) following the expiration or termination of the restrictions set forth in Section 3.1.1 of the Investor Rights Agreement, (i) Spruce House becomes the Beneficial Owner of less than 4.9% of the shares of Common Stock of the Company then outstanding or (ii) Spruce House increases its Beneficial Ownership of shares of Common Stock of the Company (except as otherwise expressly provided in this Agreement) to an amount equal to or greater than the greater of (A) 4.9% of the shares of Common Stock of the Company then outstanding and (B) the sum of (1) the lowest Beneficial Ownership of Spruce House as a percentage of the shares of Common Stock of the Company outstanding as of any time from and after the expiration or termination of the restrictions set forth in Section 3.1.1 of the Investor Rights Agreement plus (2) one-quarter of one percent (0.25%). A Person (other than Spruce House) ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than 4.9% of the shares of Common Stock of the Company then outstanding or (ii) such Person increases its Beneficial Ownership of shares of Common Stock of the Company (except as otherwise expressly provided in this Agreement) to an amount equal to or greater than the greater of (A) 4.9% of the shares of Common Stock of the Company then outstanding and (B) the sum of (1) the lowest Beneficial Ownership of such Person as a percentage of the shares of Common Stock of the Company outstanding as of any time from and after the public announcement of this Agreement plus (2) one-quarter of one percent (0.25%).

(ff)               “Independent Directors” shall mean those members of the Board of Directors of the Company who meet the criteria for independent directors of the New York Stock Exchange corporate governance standards and any other applicable laws, rules and regulations regarding independence in effect from time to time.

(gg)                “Investor Rights Agreement” shall mean that certain Investor Rights Agreement, dated as of May 31, 2018, by and among the Company, Spruce House and the other Persons listed on Schedule I thereto (and any written consents provided by the Company thereunder, including that certain written consent dated December 21, 2018), as the same may be amended or modified from time to time.

(hh)             “NOLs” shall have the meaning set forth in the recitals to this Agreement.

(ii)                “Notional Common Shares” shall have the meaning set forth in the definition of “Derivatives Contracts.”

(jj)                “Person” shall mean any individual, firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust or other legal entity, or group of persons making a “coordinated acquisition” of Common Stock of the Company or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations (or any successor regulation) or otherwise, including (i) any syndicate or group deemed to be a Person under Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) thereunder; and (ii) any successor (by merger or otherwise) of any such firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust, or other group or entity.

(kk)             “Preferred Stock” shall mean shares of Series A Junior Participating Cumulative Preferred Stock, par value $0.0001 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designations attached hereto as Exhibit a.

(ll)                “Preferred Stock Equivalents” shall have the meaning set forth in Section 11(b) hereof.

(mm)            “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(nn)             “Receiving Party” shall have the meaning set forth in the definition of “Derivatives Contracts.”

(oo)             “Record Date” shall have the meaning set forth in the recitals.

(pp)             “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(qq)             “Redemption Price” shall have the meaning set forth in Section 23 hereof.

(rr)               “Requesting Person” shall have the meaning set forth in Section 36 hereof.

(ss)               “Registered Securities” shall have the meaning set forth in Section 13(b) hereof.

(tt)                “Right Certificates” shall have the meaning set forth in Section 3(b) hereof.

(uu)             “Rights” shall have the meaning set forth in the recitals to this Agreement.

(vv)             “Rights Agent” shall have the meaning set forth in the recitals to this Agreement.

(ww)            “Schedule 13D” shall mean a statement on Schedule 13D pursuant to Rule 13d-1(a), 13d-1(e), 13d-1(f) or 13d-1(g) of the Exchange Act Regulations as in effect at the time of the public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock of the Company Beneficially Owned by the Person filing such statement.

(xx)              “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(yy)             “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(zz)               “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(aaa)            “Section 24 Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(bbb)           “Securities Act” shall have the meaning set forth in Section 9(c) hereof.

(ccc)           “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ddd)           “Spruce House” shall mean The Spruce House Partnership LP and its Affiliates and Associates.

(eee)            “Stock Acquisition Date” shall mean the date of the first public announcement (which for purposes of this definition shall include, without limitation, the issuance of a press release or the filing of a publicly-available report or other document with the Securities and Exchange Commission or any other governmental agency) by the Company, acting pursuant to a resolution adopted by the Board of Directors of the Company, or by an Acquiring Person, subject in each case to the last paragraph of Section 1(a), that an Acquiring Person has become such.

(fff)             “Stockholder Approval” shall mean the approval or ratification by the stockholders of the Company of this Agreement (as amended from time to time or as contemplated to be in effect following such Stockholder Approval) as demonstrated by the vote of the holders of a majority of the stock present or represented and voting in favor of any such approval or ratification proposal submitted to a stockholder vote by the Company at a duly held meeting of stockholders of the Company.

(ggg)          “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity are at the time directly or indirectly Beneficially Owned or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.

(hhh)          “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(iii)              “Summary of Rights” means a summary of this Agreement substantially in the form attached hereto as Exhibit c.

(jjj)              “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder (or any successor provisions or regulations), of the Company or any of its Subsidiaries.

(kkk)          “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(lll)              “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(mmm)        “Trust” shall have the meaning set forth in Section 24(b)(ii).

(nnn)          “Trust Agreement” shall have the meaning set forth in Section 24(b)(ii).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine. The Company shall give ten (10) days’ prior written notice to the Rights Agent of the appointment of one or more Co-Rights Agents and the respective duties of the Rights Agent and any such Co-Rights Agents. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issue of Right Certificates.

(a)                 From the date hereof until the earlier of (i) the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if such tenth (10th) calendar day shall occur before the Record Date, then the Close of Business on the Record Date) or (ii) the Close of Business on the tenth (10th) Business Day (or such later calendar day, if any, as the Board of Directors of the Company may determine in its sole discretion) after the date a tender or exchange offer by any Person, other than an Excluded Person, is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act, or any successor rule, if, upon consummation thereof, such Person could become an Acquiring Person, including any such date which is after the date of this Agreement and prior to the issuance of the Rights (the earliest of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for the Common Stock of the Company registered in the names of the holders of the Common Stock of the Company or, in the case of uncertificated shares of Common Stock of the Company, registered in book entry form (“Book Entry Shares”), by notation in book entry accounts reflecting the ownership of such shares (which certificates and notations, as applicable, will also be deemed to be certificates or notations for Rights), and not by separate certificates or notations, as applicable, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company.

(b)                As soon as practicable after the Distribution Date, the Rights Agent will, at the Company’s expense send, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more certificates, in substantially the form of Exhibit b hereto (the “Right Certificates”), evidencing one Right for each share of Common Stock of the Company so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock of the Company has been made pursuant to Section 11(o) hereof, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) at the time of distribution of the Right Certificates, so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Close of Business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(c)                 With respect to certificates for the Common Stock of the Company and Book Entry Shares, as applicable, outstanding prior to the Close of Business on the Record Date, the Rights will be evidenced by such certificates for the Common Stock of the Company or Book Entry Shares on or until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), and the registered holders of the Common Stock of the Company also shall be the registered holders of the associated Rights. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the transfer of any shares of Common Stock of the Company (with or without a copy of the Summary of Rights) outstanding prior to the date of this Agreement shall also constitute the transfer of the Rights associated with the Common Stock of the Company represented by such certificate or Book Entry Share.

(d)                Rights will be issued in respect of all shares of Common Stock of the Company that are issued (whether as an original issuance or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates for the Common Stock of the Company issued after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date, shall be deemed also to be certificates for Rights, and shall bear a legend, substantially in the form set forth below:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Section 382 RIGHTS AGREEMENT between GTT Communications, Inc. and American Stock Transfer & Trust Company, LLC (or any successor thereto), as Rights Agent, dated as of August 7, 2019, as amended, restated, renewed, supplemented or extended from time to time (the “Tax preservation RIGHTS AGREEMENT”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of GTT Communications. Inc. and the stock transfer administration office of the Rights Agent. Under certain circumstances, as set forth in the TAX PRESERVATION RIGHTS AGREEMENT, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. GTT Communications, INC. may redeem the Rights at a redemption price of $0.0001 per Right, subject to adjustment, under the terms of the TAX PRESERVATION RIGHTS AGREEMENT. GTT Communications, INC. will mail to the holder of this certificate a copy of the TAX PRESERVATION RIGHTS AGREEMENT, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or any Affiliates or Associates thereof (as defined in the TAX PRESERVATION RIGHTS AGREEMENT), and any subsequent holder of such Rights, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification, if any, to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates for shares of Common Stock of the Company or Book Entry Shares, as applicable, containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, (i) the Rights associated with the shares of Common Stock of the Company represented by such certificates or Book Entry Shares will be evidenced solely by such certificates or Book Entry Shares, (ii) the registered holders of shares of Common Stock of the Company will also be the registered holders of the associated Rights and (iii) the surrender for transfer of any such certificates or Book Entry Shares (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with the shares of Common Stock of the Company represented thereby. Notwithstanding this Section 3(d), the omission of the legend required hereby, the inclusion of a legend that makes reference to a rights agreement or similar plan other than this Agreement or the failure to provide notice thereof will not affect the enforceability of any part of this Agreement or the rights of any holder of Rights.

(e)                 In the event that the Company purchases or acquires any shares of Common Stock of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock of the Company shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock of the Company which are no longer outstanding. The failure to print the legend referred to in Section 3(d) on any such certificate representing Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

(f)                  The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request in writing from time to time prior to the Expiration Date.

Section 4. Form of Right Certificates.

(a)                 The Right Certificates (and the forms of election to purchase shares and of assignment and certificate to be printed on the reverse thereof) shall each be substantially in the form of Exhibit b hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to customary usage. The Right Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date, shall show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one one-millionth of a share of Preferred Stock as shall be set forth therein at the Exercise Price set forth therein, but the number of such shares and the Exercise Price shall be subject to adjustment as provided herein.

(b)                Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6, Section 11 or Section 22 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the TAX PRESERVATION RIGHTS AGREEMENT). This Right Certificate and the Rights represented hereby may become null and void under certain circumstances as specified in Section 7(e) of the TAX PRESERVATION RIGHTS AGREEMENT.

The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The failure to print the foregoing legend on any such Right Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

(c)                 Notwithstanding anything to the contrary in this Agreement, the Company and the Rights Agent may at any time and to the extent deemed necessary, desirable or appropriate, including before or after the Distribution Date, amend this Agreement without the consent of any holder of Rights to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.

Section 5. Countersignature and Registration.

(a)                 The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, its President or any Vice President and by its Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary, either manually or by facsimile, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested to by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile. The Right Certificates shall be countersigned, either manually or by facsimile, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned, and such countersignature upon any Right Certificate shall be conclusive evidence, and the only evidence, that such Right Certificate has been duly countersigned as required hereunder. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)                Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices designated as the appropriate place for surrender of Right Certificates upon exercise or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)                 Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Certificates, entitling the registered holder to purchase a like number of one one-millionth of a share of Preferred Stock (or following a Triggering Event, Common Stock of the Company, cash, property, debt securities, Preferred Stock or any combination thereof, including any such securities, cash or property following a Section 13 Event) as the Right Certificate or Certificates surrendered then entitled such holder to purchase and at the same Exercise Price. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates, as the case may be, as so requested. The Company may require payment by the registered holder of a Right Certificate, of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

(b)                Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate, if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a)                   Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, in the restrictions on exercisability set forth in Sections 9(c), 11(a)(iii) and 23(b) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-millionth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which the Rights are exercised prior to the earliest of (i) the Close of Business on August 7, 2022 or such later date as may be established by the Board of Directors of the Company prior to the expiration of the Rights as long as the extension is submitted to the stockholders of the Company for ratification at the next annual meeting of stockholders succeeding such extension (the “Final Expiration Date”); (ii) the time at which the Rights are redeemed pursuant to Section 23 hereof (the “Redemption Date”); (iii) the time at which the Rights are exchanged pursuant to Section 24 hereof (the “Exchange Date”); (iv) the Close of Business on the first day after the Company’s 2020 annual meeting of stockholders (including any adjournments or postponements thereof), if Stockholder Approval has not been obtained on or prior to the Close of Business on the first day after the Company’s 2020 annual meeting of stockholders; (v) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits; and (vi) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits are available to be carried forward (the earliest of (i) through (vi) being herein referred to as the “Expiration Date”).

(b)                The exercise price (the “Exercise Price”) for each one one-millionth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $48.00, shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) below.

(c)                 As promptly as practicable following the Distribution Date, the Company shall deposit with a corporation, trust, bank or similar institution in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by a federal or state authority (such institution is hereinafter referred to as the “Depositary Agent”), certificates representing the shares of Preferred Stock that may be acquired upon exercise of the Rights and the Company shall cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment of the Exercise Price for the shares to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) by certified check or bank draft payable to the order of the Company or by money order, the Rights Agent shall, subject to Section 20(k) and Section 14(b) hereof, thereupon promptly (i) requisition from the Depositary Agent (or make available, if the Rights Agent is the Depositary Agent) depositary receipts or certificates for the number of one one-millionth of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes the Depositary Agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of each certificate or depositary receipts promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company (including shares of Common Stock of the Company), pay cash or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Exercise Price may be made by certified or bank check payable to the order of the Company, or by money order or wire transfer of immediately available funds to the account of the Company (provided that notice of such wire transfer shall be given by the holder of the related Right to the Rights Agent).

(d)                In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)                 Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event or Section 13 Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates or Associates of an Acquiring Person or any transferee of any of them hereunder.

(f)                  Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation.  Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Right Certificates cancelled or destroyed by the Rights Agent.

Section 9. Reservation and Availability of Preferred Stock.

(a)                 The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any authorized and issued shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding and exercisable Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock issuable upon exercise of all outstanding Rights in excess of the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b)                The Company shall use its reasonable best efforts to cause, from and after such time as the Rights become exercisable, all shares of Preferred Stock issued or reserved for issuance to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Stock of the Company is listed or, if the principal market for the Common Stock of the Company is not on any national securities exchange, to be eligible for quotation on such system as the Common Stock of the Company is then quoted.

(c)                 The Company shall use its reasonable best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities or (B) the Expiration Date. The Company will also take such action as may be appropriate under, and which will ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date determined in accordance with the provisions of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

(d)                The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon the exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e)                 The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any certificates for shares of Preferred Stock and/or other property upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates or the issuance or delivery of other securities or property to a person other than, or in respect of the issuance or delivery of securities or other property in a name other than that of, the registered holder of the Right Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for securities or other property in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock or other securities (including any fraction of a share of Preferred Stock or such other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock or such other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Stock or such other securities, as applicable, are closed, such person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open; and further provided, however, that if delivery of shares of Preferred Stock or such other securities is delayed pursuant to Section 9(c), such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities only when such shares or such other securities first become deliverable. Prior to the exercise of the Right evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)             (i)                In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Preferred Stock (including any such reclassification or recapitalization in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Exercise Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of capital stock issuable on such date or at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of a Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)                Subject to the provisions of Section 24 hereof, in the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, promptly following any such occurrence (a “Section 11(a)(ii) Event”), proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-millionth of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Exercise Price by the then number of one one-millionth of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and dividing that product by (y) 50% of the Fair Market Value per share of Common Stock of the Company (determined pursuant to Section 11(d)) on the date of the occurrence of a Section 11(a)(ii) Event (such number of shares being referred to as the “Adjustment Shares”).

(iii)                In lieu of issuing any shares of Common Stock of the Company in accordance with Section 11(a)(ii) hereof, the Company, acting by or pursuant to a resolution of the Board of Directors of the Company, may, and in the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company, acting by or pursuant to a resolution of the Board of Directors of the Company, shall: (A) determine the excess of (X) the Fair Market Value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (Y) the Exercise Price attributable to each Right (such excess being referred to as the “Spread”) and (B) with respect to all or a portion of each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Exercise Price, (1) Common Stock of the Company or equity securities, if any, of the Company other than Common Stock of the Company (including, without limitation, shares, or units of shares, of Preferred Stock that the Board of Directors of the Company has determined to have the same value as shares of Common Stock of the Company (such shares of Preferred Stock being referred to herein as “Common Stock Equivalents”)), (2) cash, (3) a reduction in the Exercise Price, (4) Preferred Stock Equivalents which the Board of Directors of the Company has deemed to have the same value as shares of Common Stock of the Company, (5) debt securities of the Company, (6) other assets or securities of the Company or (7) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company after receiving the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock of the Company (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock of the Company could be authorized for issuance upon exercise in full of the Rights, the thirty-(30)-day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, being referred to herein as the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock of the Company and of the Preferred Stock shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per share of the Common Stock of the Company and the Preferred Stock, respectively, on the Section 11(a)(ii) Trigger Date, the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock of the Company on such date and the value of any Preferred Stock Equivalent (as hereinafter defined) shall be deemed to have the same value as the Preferred Stock on such date.

(b)                 If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same or more favorable rights, privileges and preferences as the shares of Preferred Stock (“Preferred Stock Equivalents”)) or securities convertible into Preferred Stock or Preferred Stock Equivalents at a price per share of Preferred Stock or per share of Preferred Stock Equivalents (or having a conversion price per share, if a security convertible into Preferred Stock or Preferred Stock Equivalents) less than the Fair Market Value (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Preferred Stock Equivalents to be offered (and the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Fair Market Value and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and Preferred Stock Equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be the Fair Market Value thereof determined in accordance with Section 11(d) hereof. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c)                 If the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or convertible securities, subscription rights or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per one one-millionth of a share of Preferred Stock on such record date, less the Fair Market Value (as determined pursuant to Section 11(d) hereof) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such convertible securities, subscription rights or warrants applicable to one one-millionth of a share of Preferred Stock and the denominator of which shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per one one-millionth of a share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would be in effect if such record date had not been fixed.

(d)                For the purpose of this Agreement, the “Fair Market Value” of any share of Preferred Stock, Common Stock or any other stock or any Right or other security or any other property shall be determined as provided in this Section 11(d).

(i)                  In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Fair Market Value per share of any share of stock is determined during a period following the announcement by the issuer of such stock of (x) a dividend or distribution on such stock payable in shares of such stock or securities convertible into shares of such stock or (y) any subdivision, combination or reclassification of such stock, and prior to the expiration of the thirty (30) Trading Day period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by the OTC Bulletin Board, the Pink Sheets or such other system then in use; or, if on any such date no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company. If on any such date no market maker is making a market in such security, the Fair Market Value of such security on such date shall be determined reasonably and with utmost good faith to the holders of the Rights by the Board of Directors of the Company; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. The term “Trading Day” shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)                 If a security is not publicly held or not so listed or traded, “Fair Market Value” shall mean the fair value per share of stock or per other unit of such security, determined reasonably and in good faith to the holders of the Rights by the Board of Directors of the Company; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights; provided, however, that for the purposes of making any adjustment provided for by Section 11(a)(ii) hereof, the Fair Market Value of a share of Preferred Stock shall not be less than the product of the then Fair Market Value of a share of Common Stock of the Company multiplied by the higher of the then Dividend Multiple or Vote Multiple (as both of such terms are defined in the Certificate of Designations attached as Exhibit a hereto) applicable to the Preferred Stock and shall not exceed 105% of the product of the then Fair Market Value of a share of Common Stock of the Company multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Preferred Stock.

(iii)                In the case of property other than securities, the Fair Market Value thereof shall be determined reasonably and in good faith to the holders of Rights by the Board of Directors of the Company; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such property on such date shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company, which determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of the Rights.

(e)                 Anything herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-millionth of a share of Common Stock of the Company or hundred-millionth of a share of Preferred Stock, as the case may be, or to such other figure as the Board of Directors of the Company may deem appropriate. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(f)                  If as a result of any provision of Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a) through (e), (g) through (k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)                All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one one-millionth of a share of Preferred Stock (or other securities or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)                Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one one-millionth of a share of Preferred Stock (calculated to the nearest hundred-millionth) as the Board of Directors of the Company determines is appropriate to preserve the economic value of the Rights, including, by way of example, that number obtained by (i) multiplying (x) the number of one one-millionth of a share of Preferred Stock for which a Right may be exercisable immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i)                  The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-millionth of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)                  Irrespective of any adjustment or change in the Exercise Price or the number of one one-millionth of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed in the initial Right Certificates issued hereunder without prejudice to any adjustment or change.

(k)                 Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one one-millionth of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Exercise Price.

(l)                  In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the number of one one-millionth of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-millionth of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)               Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the Fair Market Value, issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock, shall not be taxable to such stockholders.

(n)                The Company covenants and agrees that it shall not, at any time after the Distribution Date and so long as the Rights have not been redeemed pursuant to Section 23 hereof or exchanged pursuant to Section 24 hereof, (i) consolidate with (other than a Subsidiary of the Company in a transaction that complies with the proviso at the end of this sentence), (ii) merge with or into, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries taken as a whole, to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with the proviso at the end of this sentence) if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments outstanding or agreements or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale the stockholders of a Person who constitutes, or would constitute, the “Principal Party” for the purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, that, subject to the following sentence, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, or merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company. The Company further covenants and agrees that after the Distribution Date it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(o)                Notwithstanding anything in this Agreement to the contrary, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision, combination or consolidation of the outstanding shares of Common Stock of the Company (by reclassification or otherwise than by payment of dividends in shares of Common Stock of the Company) into a greater or lesser number of shares of Common Stock of the Company, then in any such case (A) the number of one one-millionth of a share of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-millionth of a share of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock of the Company outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock of the Company outstanding immediately after such event, and (B) each share of Common Stock of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock of the Company outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

(p)                The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and, unless expressly provided to the contrary elsewhere in this Agreement, such exercise shall not otherwise affect the rights of holders of Right Certificates under this Agreement, including rights to purchase securities of the Principal Party following a Section 13 Event which has occurred or may thereafter occur, as set forth in Section 13 hereof. Upon exercise of a Right Certificate under Section 11(a)(ii), the Rights Agent shall return such Right Certificate duly marked to indicate that such exercise has occurred.

Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock of the Company a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock of the Company or Book Entry Shares, as applicable) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)                 In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which is not prohibited by Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions, each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall have the right to receive, upon the exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid and nonassessable shares of freely tradable Common Stock of the Principal Party (as hereinafter defined), free and clear of rights of call or first refusal, liens, encumbrances, transfer restrictions or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one one-millionth of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) or 11(a)(iii) hereof), and dividing that product by (2) 50% of the Fair Market Value (determined pursuant to Section 11(d) hereof) per share of Common Stock of the Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party (as hereinafter defined) shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale, mortgage or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a) and the making of payments in cash and/or other securities in accordance with Section 11(a)(iii) hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.

(b)                “Principal Party” shall mean:

(A) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), and if no securities are so issued, the Person that is the other party to the merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and

(B)  in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d));

provided, however, that in any such case described in clauses (i) or (ii) of Section 13(b) hereof, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-(12)-month period registered under Section 12 of the Exchange Act (“Registered Securities”) or such Person is not a corporation, and such Person is a direct or indirect Subsidiary or Affiliate of another Person who has Registered Securities outstanding, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Securities or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Securities outstanding, “Principal Party” shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Securities or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Securities outstanding, “Principal Party” shall refer to whichever of such other Persons is the issuer of the Registered Securities having the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and (4) if the Common Stock of such Person is not Registered Securities or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons has Registered Securities outstanding, “Principal Party” shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders’ equity or, if no such ultimate parent entity is a corporation, “Principal Party” shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

(c)                 The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13, and (y) the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Principal Party at its own expense will:

(i)                  prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, cause such registration statement to become effective as soon as practicable after such filing and cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the Expiration Date;

(ii)                 qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

(iii)                list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for listing on an automated quotation system or such other system on which the Common Stock of the Company is then traded; and

(iv)               deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d)                In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current Fair Market Value (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such Fair Market Value, or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

Section 14. Fractional Rights and Fractional Shares.

(a)                 The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Right Certificates which evidence fractional Rights. If the Company elects not to issue such fractional Rights, the Company shall pay, in lieu of such fractional Rights, to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right, as determined pursuant to Section 11(d) hereof.

(b)                The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-millionth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-millionth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-millionth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one one-millionth of a share of Preferred Stock. For purposes of this Section 14(b), the Fair Market Value of one one-millionth of a share of Preferred Stock shall be determined pursuant to Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise.

(c)                 The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Sections 18 and 20 hereof, are vested in the respective registered holders of the Right Certificates (or, prior to the Distribution Date, the registered holders of the Common Stock of the Company); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), may, in such registered holder’s own behalf and for such registered holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Right evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce the provisions of this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)                 prior to the Distribution Date, each Right will be transferable only simultaneously and together with the transfer of shares of Common Stock of the Company;

(b)                after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

(c)                 subject to Sections 6(a) and 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Right Certificate (or, prior to the Distribution Date, the associated certificate representing Common Stock of the Company or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate representing Common Stock of the Company or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and, subject to the last sentence of Section 7(e), neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)                notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as the result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligations; provided, however, that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a)                 The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and attorney fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18(a) shall survive the expiration of the Rights and the termination of this Agreement.

(b)                The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate representing Common Stock of the Company (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership), Preferred Stock, or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it in good faith and without gross negligence to be genuine and to be signed and executed by the proper Person or Persons.

(c)                 The Rights Agent shall not be liable for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a)                 Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)                In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)                 The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)                Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “Fair Market Value”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board of Directors, the President, a Vice President, the Treasurer, any Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)                 The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d)                The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)                 The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e) hereof) or any adjustment required under the provisions of Sections 11, 13 or 23(c) hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment furnished in accordance with Section 12 hereof), nor shall it be responsible for any determination by the Board of Directors of the Company of the Fair Market Value of the Rights or Preferred Stock pursuant to the provisions hereof; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock of the Company or Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether or not any shares of Common Stock of the Company or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)                  The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)                The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person believed by the Rights Agent to be the Chairman of the Board of Directors, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)                The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)                  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

(j)                  No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)                If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) or clause (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company by first class mail, provided, however, that in the event the transfer agency relationship in effect between the Company and the Rights Agent with respect to the Common Stock of the Company terminates, the Rights Agent will be deemed to have resigned automatically on the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause), effective immediately or on a specified date, by written notice given to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock of the Company and Preferred Stock, and by giving notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such removal (including without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the incumbent Rights Agent or the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States, the State of Delaware or the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Delaware or the State of New York), in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $10,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock of the Company and the Preferred Stock, and give notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such appointment (including, without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustments shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

(a)                 The Board of Directors of the Company may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock dividend declared or paid, any subdivision or combination of the outstanding shares of Common Stock of the Company or any similar event occurring after the date of this Agreement (such redemption price, as adjusted from time to time, being hereinafter referred to as the “Redemption Price”). The Rights may be redeemed only until the earlier to occur of (i) the time at which any Person becomes an Acquiring Person or (ii) the Final Expiration Date.

(b)                Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights in accordance with Section 23 hereof, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors of the Company ordering the redemption of the Rights in accordance with Section 23 hereof, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock of the Company or by such other legally permissible method of delivering such notice. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or Section 24 hereof or in connection with the purchase of shares of Common Stock of the Company prior to the Distribution Date.

(c)                 The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock of the Company (based on the Fair Market Value of the Common Stock of the Company as of the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors of the Company.

Section 24. Exchange.

(a)                 The Board of Directors of the Company may, at its option, at any time on or after the occurrence of a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock of the Company at an exchange ratio of one share of Common Stock of the Company per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Section 24 Exchange Ratio” and such determination by the Board of Directors of the Company, an “Exchange Determination”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect an Exchange Determination at any time after any Person (other than an Excluded Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock of the Company.

(b)                (i)             Immediately following an Exchange Determination and without any further action and without any notice, the right to exercise such Rights pursuant to Section 11(a)(ii) shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock of the Company equal to the number of such Rights held by such holder multiplied by the Section 24 Exchange Ratio. The Company shall promptly give notice of any such exchange in accordance with Section 26 hereof and shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent or shall promptly deliver such notice in such other legally permissible manner; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock of the Company (or other consideration) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(ii)                The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to Section 24(a), the Board of Directors of the Company may direct the Company to enter into a trust agreement in such form and with such terms as the Board of Directors of the Company approves (the “Trust Agreement”). If the Board of Directors of the Company so directs, then the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock of the Company (or other consideration) issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares of Common Stock of the Company (or other consideration) are issued or paid to the Trust, all stockholders then entitled to receive shares of Common Stock of the Company (or other consideration) pursuant to the exchange will be entitled to receive such shares or consideration (and any dividends or distributions made thereon after the date on which such shares or consideration are deposited into the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(c)                 Following an Exchange Determination, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any shares of Common Stock of the Company (or other consideration) issuable or payable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require, or cause the trustee of the Trust to require, as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or any transferee of an Acquiring Person or any Affiliate or Associate of such transferee or any nominee of any of the foregoing) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any shares of Common Stock of the Company (or other consideration) issued at the direction of the Board of Directors of the Company in connection with the exchange will be duly and validly authorized and issued and fully paid and nonassessable, and the Company will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares of Common Stock of the Company (or other consideration) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity of the action taken by the Board of Directors of the Company or of such exchange.

(d)                In the event that there are not sufficient shares of Common Stock of the Company issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), then the Company will either take such action as may be necessary to authorize additional shares of Common Stock of the Company for issuance upon exchange of the Rights or, alternatively, at the option of the Board of Directors of the Company, with respect to each Right (i) pay cash in an amount equal to the Current Exchange Value in lieu of issuing shares of Common Stock of the Company in exchange therefor; (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing shares of Common Stock of the Company in exchange for each such Right, where the value of such securities will be determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company, which determination shall be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, shares of Common Stock of the Company, Preferred Stock, Preferred Stock Equivalents or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(d), then the Board of Directors of the Company may temporarily suspend the exercisability of the Rights for a period of up to one hundred and twenty (120) days following the date on which the Exchange Determination has occurred in order to seek any authorization of additional shares of Common Stock of the Company or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.

(e)                 The Company shall not be required to issue fractions of Common Stock of the Company or to distribute certificates which evidence fractional shares of Common Stock of the Company. If the Company elects not to issue such fractional shares of Common Stock of the Company, the Company shall pay, in lieu of such fractional shares of Common Stock of the Company, to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock of the Company would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole share of Common Stock of the Company. For the purposes of this paragraph (e), the Fair Market Value of a whole share of Common Stock of the Company shall be the closing price of a share of Common Stock of the Company (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of the Exchange Determination.

Section 25. Notice of Certain Events.

(a)                 In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with, or to effect any sale, mortgage or other transfer (or to permit one or more of its Subsidiaries to effect any sale, mortgage or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock of the Company payable in Common Stock of the Company or to effect a subdivision, combination or consolidation of the Common Stock of the Company (by reclassification or otherwise than by payment of dividends in Common Stock of the Company) then in each such case, the Company shall give to each holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, whichever shall be the earlier; provided, however, no such notice shall be required pursuant to this Section 25 as a result of any Subsidiary of the Company effecting a consolidation or merger with or into, or effecting a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.

(b)                In case any Section 11(a)(ii) Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile or .PDF transmission or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:

GTT Communications, Inc.
7900 Tysons One Place
Suite 1450
McLean, VA 22102
(703) 442-5500

chris.mckee@gtt.net

Attention: General Counsel

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile or .PDF transmission or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

(718) 921-8300

Attention: Legal Team

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock of the Company) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or if delivered by such other legally permissible method of delivery (which may include electronic format or public dissemination).

Section 27. Supplements and Amendments. Prior to the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Board of Directors of the Company in its sole discretion so directs, supplement or amend any provision of this Agreement as the Board of Directors of the Company may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock of the Company. From and after the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Board of Directors of the Company in its sole discretion so directs, supplement or amend this Agreement without the approval of any holder of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereof in any manner which the Board of Directors of the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person); provided, however, that from and after the occurrence of a Section 11(a)(ii) Event this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and the benefits to, the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person). Upon the delivery of such certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that any failure of the Rights Agent to so execute such supplement or amendment shall not affect the validity of the actions taken by the Board of Directors of the Company pursuant to this Section 27. Prior to the occurrence of a Section 11(a)(ii) Event, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock of the Company. Notwithstanding any other provision hereof, the Rights Agent’s consent must be obtained regarding any amendment or supplement pursuant to this Section 27 which alters the Rights Agent’s rights or duties.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and computations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject any member of the Board of Directors of the Company to any liability to the holders of the Rights or to any other person.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock of the Company).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from the Agreement would adversely affect the purpose or effect of the Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) day following the date of such determination by the Board of Directors of the Company.

Section 32. Governing Law. This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and to be performed entirely within such State. The courts of the State of Delaware and of the United States of America located in the State of Delaware (the “Delaware Courts”) shall have exclusive jurisdiction over any litigation arising out of or relating to this Agreement and the transactions contemplated hereby, and any Person commencing or otherwise involved in any such litigation shall waive any objection to the laying of venue of such litigation in the Delaware Courts and shall not plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum. Notwithstanding the foregoing, the Company and the Rights Agent may mutually agree to a jurisdiction other than Delaware for any litigation directly between the Company and the Rights Agent arising out of or relating to this Agreement.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, neither the Company nor the Rights Agent shall be liable for any delay or failure in performance resulting directly from any act or event beyond its reasonable control and without the fault or gross negligence of the delayed or non-performing party that causes a sudden, substantial or widespread disruption in business activities, including, without limitation, fire, flood, natural disaster or act of God, strike or other industrial disturbance, war (declared or undeclared), embargo, blockade, legal restriction, riot, insurrection, act of terrorism, disruption in transportation, communications, electric power or other utilities, or other vital infrastructure or any means of disrupting or damaging internet or other computer networks or facilities (each, a “Force Majeure Condition”); provided that such delayed or non-performing party shall use reasonable commercial efforts to resume performance as soon as practicable. If any Force Majeure Condition occurs, the party delayed or unable to perform shall give prompt written notice to the other party, stating the nature of the Force Majeure Condition and any action being taken to avoid or minimize its effect.

Section 36. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock of the Company that might, if consummated, result in such Person becoming an Acquiring Person (or, in the case of a Grandfathered Person, ceasing to be a Grandfathered Person) (a “Requesting Person”) may request that the Board of Directors of the Company grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock of the Company then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of shares of Common Stock of the Company and the maximum number and percentage of shares of Common Stock of the Company that the Requesting Person proposes to acquire. The Board of Directors of the Company shall endeavor to respond to an Exemption Request within twenty (20) Business Days after receipt of such Exemption Request; provided that the failure of the Board of Directors of the Company to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Company of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors of the Company and their advisors to assist the Board of Directors of the Company in making its determination. The Board of Directors of the Company shall only grant an exemption in response to an Exemption Request if it receives, at the Board’s request, a report from the Company’s advisors to the effect that the acquisition of Beneficial Ownership of Common Stock of the Company by the Requesting Person does not create a significant risk of material adverse tax consequences to the Company or the Board of Directors of the Company otherwise determines in its sole discretion that the exemption is in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including, but not limited to, a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock of the Company in excess of the maximum number and percentage of shares approved by the Board of Directors of the Company), in each case as and to the extent the Board of Directors of the Company shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and determination of the Board of Directors of the Company with respect thereto, unless the information contained in the Exemption Request or the determination of the Board of Directors of the Company with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by the Independent Directors who are also independent of the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such Independent Directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

GTT Communications, Inc.

By:	/s/ Michael T. Sicoli
Name: Michael T. Sicoli
Title: Chief Financial Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:	/s/ Michael A. Nespoli
Name: Michael A. Nespoli
Title: Executive Director

Exhibit a

CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING CUMULATIVE

PREFERRED STOCK

of

GTT COMMUNICATIONS, INC.

(Pursuant to Section 151 of the

Delaware General Corporation Law)

GTT COMMUNICATIONS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, hereby certifies that the following resolution was adopted by the Board of Directors of the Company (the “Board of Directors”) as required by Section 151 of the General Corporation Law of the State of Delaware (the “General Corporation Law”) at a meeting duly called and held on August 7, 2019:

WHEREAS, the Second Amended and Restated Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as preferred stock, comprised of 5,000 shares, $0.0001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series, none of which are issued and outstanding as of the date hereof;

WHEREAS, the Board of Directors is authorized to determine or alter the rights, preferences, powers, privileges and the restrictions, qualifications and limitations of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof; and

WHEREAS, pursuant to its authority as aforesaid, the Board of Directors hereby designates 1,000 shares of the Company’s Preferred Stock as Series A Junior Participating Preferred Stock, with the rights, preferences, privileges, and restrictions as set forth below (the “Certificate of Designations”).

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $0.0001 per share, of the Corporation, be and hereby is created, and that the designations and number of shares thereof and the voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof (in addition to the provisions set forth in the Certificate of Incorporation, which are applicable to the Preferred Stock of all classes and series) be as follows:

Series A Junior Participating Cumulative Preferred Stock

Section 1. Designation and Amount. 1,000 shares of Preferred Stock, par value $0.0001 per share, are designated as “Series A Junior Participating Cumulative Preferred Stock” with the powers, designations, preferences and rights, and the qualifications, limitations and restrictions specified herein (the “Series A Preferred Stock”); provided, however, that if more than a total of 1,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Section 382 Rights Agreement, dated as of August 7, 2019, between the Corporation and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Tax Preservation Rights Agreement”), the Board of Directors of the Corporation, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, may direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

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Section 2.        Dividends and Distributions.

(A) (i) Subject to the rights of the holders of any shares of any class or series of preferred stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) and of any other class or series of stock ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000,000 times the aggregate per share amount of all cash dividends, and 1,000,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. The multiple of cash and non-cash dividends declared on the Common Stock to which holders of the Series A Preferred Stock are entitled, which shall be 1,000,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Dividend Multiple.” In the event the Corporation shall at any time after August 7, 2019 (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series A Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(ii)       Notwithstanding anything else contained in this paragraph (A), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series A Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(B)       Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

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Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

(A)       Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series A Preferred Stock is entitled to cast, which shall initially be 1,000,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Vote Multiple.” In the event the Corporation shall at any time after August 7, 2019 (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)       Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and the holders of shares of any other capital stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) (i) Whenever, at any time or times, dividends payable on any shares of Series A Preferred Stock shall be in arrears in an amount equal to at least six full quarterly dividends (whether or not declared and whether or not consecutive), the holders of record of the outstanding shares of Series A Preferred Stock shall have the exclusive right, voting separately as a single class, to elect two directors of the Corporation at a special meeting of stockholders of the Corporation or at the Corporation’s next annual meeting of stockholders, and at each subsequent annual meeting of stockholders, as provided below.

(ii)       Upon the vesting of such right of the holders of shares of Series A Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of the outstanding shares of Series A Preferred Stock as hereinafter set forth. A special meeting of the stockholders of the Corporation then entitled to vote shall be called by the Chairman of the Board of Directors or the President of the Corporation, if requested in writing by the holders of record of not less than 5% of the shares of Series A Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders of the Corporation, the holders of the shares of Series A Preferred Stock shall elect, voting as above provided, two directors of the Corporation to fill the aforesaid vacancies created by the automatic increase in the number of members of the Board of Directors. At any and all such meetings for such election, the holders of a majority of the outstanding shares of Series A Preferred Stock shall be necessary to constitute a quorum for such election, whether present in person or proxy, and such two directors shall be elected by the vote of at least a majority of the shares of Series A Preferred Stock held by such stockholders present or represented at the meeting, the holders of Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall not be a member of a class of the Board of Directors of the Corporation (if any), but shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Any director elected by holders of shares of Series A Preferred Stock pursuant to this Section 3(C) may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such director, with or without cause. In case any vacancy shall occur among the directors elected by the holders of shares of Series A Preferred Stock pursuant to this Section 3(C), such vacancy may be filled by the remaining director so elected, or his successor then in office, and the director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of directors.

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(iii)       The right of the holders of shares of Series A Preferred Stock, voting separately as a class, to elect two members of the Board of Directors of the Corporation as aforesaid shall continue until, and only until, such time as all arrears in dividends (whether or not declared) on the Series A Preferred Stock shall have been paid or declared and set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided subject to revesting in the event of each and every subsequent default of the character above-mentioned. Upon any termination of the right of the holders of the Series A Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Series A Preferred Stock pursuant to this Section 3(C) shall terminate immediately. Whenever the term of office of the directors elected by the holders of shares of Series A Preferred Stock pursuant to this Section 3(C) shall terminate and the special voting powers vested in the holders of the Series A Preferred Stock pursuant to this Section 3(C) shall have expired, the maximum number of members of the Board of Directors of the Corporation shall be such number as may be provided for in the By-Laws of the Corporation, irrespective of any increase made pursuant to the provisions of this Section 3(C). The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

(D)       Except as otherwise required by applicable law or as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A)       Whenever dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)         declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii)        declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)       except as permitted in subsection 4(A)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv)       purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)       The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, as amended, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

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Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation (voluntary or otherwise), no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount (the “Series A Liquidation Preference”) equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000,000 times the aggregate amount of all cash or other property to be distributed per share to holders of Common Stock upon such liquidation, dissolution or winding up of the Corporation, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after August 7, 2019 (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series A Preferred Stock. In the event the Corporation shall at any time after August 7, 2019 (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. Redemption. The shares of Series A Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law.

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Section 9. Ranking. Unless otherwise expressly provided in the Certificate of Incorporation or a Certificate of Designations relating to any other series of preferred stock of the Corporation, the Series A Preferred Stock shall rank junior to every other series of the Corporation’s preferred stock previously or hereafter authorized, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the Common Stock.

Section 10. Fractional Shares. Series A Preferred Stock may be issued in whole shares or in any fraction of a share that is one one-millionth (1/1,000,000th) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Tax Preservation Rights Agreement for fractions of a share other than one one-millionth (1/1,000,000th) of a share or any integral multiple thereof.

Section 11. Amendment. At any time any shares of Series A Preferred Stock are outstanding, the Certificate of Incorporation and the foregoing Sections 1 through 10, inclusive, and this Section 11 of the Certificate of Designations shall not be amended in any manner, including by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed on behalf of the Corporation by the undersigned authorized officer this __th day of August, 2019.

By:
Name:
Title:

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Exhibit b

FORM OF RIGHT CERTIFICATE

Certificate No. R-______ Rights

NOT EXERCISABLE AFTER AUGUST 7, 2022 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF GTT COMMUNICATIONS, INC., AT $0.0001 PER RIGHT, ON THE TERMS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT BETWEEN GTT COMMUNICATIONS, INC. AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS RIGHTS AGENT, DATED AS OF AUGUST 7, 2019 (THE “TAX PRESERVATION RIGHTS AGREEMENT”). UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE TAX PRESERVATION RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE TAX PRESERVATION RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Right Certificate

GTT COMMUNICATIONS, INC.

This certifies that ________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of August 7. 2019 (the “Tax Preservation Rights Agreement”), between GTT Communications, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Tax Preservation Rights Agreement) and prior to the close of business on August 7, 2022 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-millionth of a fully paid, non-assessable share of the Series A Junior Participating Cumulative Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $48.00 per one one-millionth of a share (the “Exercise Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and the related Certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of August 7, 2019, based on the Preferred Stock as constituted at such date.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Tax Preservation Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Tax Preservation Rights Agreement), (ii) a transferee of any such Acquiring Person or Associate or Affiliate thereof, or (iii) under certain circumstances specified in the Tax Preservation Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Tax Preservation Rights Agreement, the Exercise Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

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This Right Certificate is subject to all of the terms, provisions and conditions of the Tax Preservation Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Preservation Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Preservation Rights Agreement. Copies of the Tax Preservation Rights Agreement are on file at the principal office of the Company and the designated office of the Rights Agent and are also available upon written request to the Company or the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised. If this Right Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Tax Preservation Rights Agreement, the holder shall be entitled to receive this Right Certificate duly marked to indicate that such exercise has occurred as set forth in the Tax Preservation Rights Agreement.

Under certain circumstances, subject to the provisions of the Tax Preservation Rights Agreement, the Board of Directors of the Company at its option may exchange all or any part of the Rights evidenced by this Certificate for shares of the Company’s Common Stock or Preferred Stock at an exchange ratio (subject to adjustment) specified in the Tax Preservation Rights Agreement.

Subject to the provisions of the Tax Preservation Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Board of Directors of the Company at its option at a redemption price of $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors).

The Company is not obligated to issue fractional shares of stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-millionth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). If the Company elects not to issue such fractional shares, in lieu thereof a cash payment will be made, as provided in the Tax Preservation Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Preservation Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Preservation Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Tax Preservation Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company as a document under corporate seal.

GTT COMMUNICATIONS, INC.

By:
Name:
Title:

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Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Name:
Title:

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[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ____________________________________ (Please print name and address of transferee) ____________________________________ this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _________, __	______________________________
Signature

Signature Medallion Guaranteed: ___________________________________

Signatures must be medallion guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)       the Rights evidenced by this Right Certificate ______ are ______ are not being transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Tax Preservation Rights Agreement); and

(2)       after due inquiry and to the best knowledge of the undersigned, the undersigned ____ did ____ did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: _________, __	______________________________
Signature

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NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

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FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Right Certificate.)

To GTT COMMUNICATIONS, INC.:

The undersigned hereby irrevocably elects to exercise _______ Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying taxpayer number: ______________________

________________________________________________________________________

________________________________________________________________________

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate or if the Rights are being exercised pursuant to Section 11(a)(ii) of the Tax Preservation Rights Agreement, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying taxpayer number: _____________________

_______________________________________________________________________

_______________________________________________________________________

(Please print name and address)

Dated: _________, __	______________________________
Signature

Signature Medallion Guaranteed: ______________________________

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CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)       the Rights evidenced by this Right Certificate ____ are ____ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Tax Preservation Rights Agreement); and

(2)       after due inquiry and to the best knowledge of the undersigned, the undersigned ____ did ____ did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: _________, __	______________________________
Signature

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NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

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Exhibit c

SUMMARY OF RIGHTS

SUMMARY OF

SECTION 382 RIGHTS AGREEMENT

OF

GTT COMMUNICATIONS, INC.

The Board of Directors (the “Board”) of GTT Communications, Inc., a Delaware corporation (the “Company”), declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”). The dividend is payable to stockholders of record as of the close of business on August 19, 2019. Each Right entitles the registered holder to purchase from the Company one one-millionth of a share of Series A Junior Participating Cumulative Preferred Stock, par value $0.0001 per share, of the Company (the “Preferred Stock”) at a price of $48.00 per one one-millionth of a share of Preferred Stock (the “Exercise Price”), subject to adjustment. The description and terms of the Rights are set forth in the Section 382 Rights Agreement, dated as of August 7, 2019, as the same may be amended from time to time (the “Tax Preservation Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”).

The following description of the terms of the Tax Preservation Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Tax Preservation Rights Agreement, a copy of which has been filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K on or about August 8, 2019. A copy of the Tax Preservation Rights Agreement is available free of charge from the Company.

Rights Dividend:	Pursuant to the terms of the Tax Preservation Rights Agreement, the Board declared a dividend distribution of one Right for each outstanding share of Common Stock to stockholders of record as of the close of business on August 19, 2019 (the “Record Date”). In addition, one Right will automatically attach to each share of Common Stock issued between the Record Date and the Distribution Date (as defined below). Each Right entitles the registered holder thereof to purchase from the Company a unit consisting of one one-millionth of a share (a “Unit”) of Preferred Stock at the cash Exercise Price, subject to adjustment, under certain conditions specified in the Tax Preservation Rights Agreement and summarized below.

Distribution Date:	Initially, the Rights are not exercisable and are attached to and trade with all shares of Common Stock outstanding as of, and issued subsequent to, the Record Date. The Rights will separate from the Common Stock and will become exercisable upon the earlier of (i) the close of business on the tenth calendar day after a public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” by acquiring beneficial ownership of 4.9% or more of the outstanding shares of Common Stock (subject to certain exceptions) and (ii) the close of business on the tenth business day after the commencement of a tender or exchange offer that could result upon its consummation in a person or group becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). Persons or groups of affiliated or associated persons who own 4.9% or more of the outstanding Common Stock prior to the first public announcement by the Company of the Board’s adoption of the Tax Preservation Rights Agreement will not become an Acquiring Person so long as they do not acquire beneficial ownership of additional shares of the Common Stock representing 0.25% or more of the shares of outstanding Common Stock at a time when they beneficially own 4.9% or more of such stock (and subject to certain existing contractual rights as described in the Tax Preservation Rights Agreement). The date on which the Company first publicly announces that a person or group has become an Acquiring Person is referred to as the “Stock Acquisition Date.”

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Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (1) the Rights will evidenced by the Common Stock certificates (or, with respect to uncertificated shares of Common Stock registered in book-entry form (“Book-Entry Shares”) by notation in book entry) and will be transferred with and only with such shares of Common Stock, (2) new Common Stock certificates (or Book-Entry Shares) issued after the Record Date will contain a notation incorporating the Tax Preservation Rights Agreement by reference, and (3) the surrender for transfer of any certificates for Common Stock (or Book-Entry Shares) will also constitute the transfer of the Rights associated with the Common Stock represented thereby.

As soon as practicable after the Distribution Date, one or more certificates evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein (the “Right Certificates”) will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights.  Except as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

Subscription and Merger Rights:	In the event that a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of Units of Preferred Stock, that number of shares of Common Stock (or, in certain circumstances, including if there are insufficient shares of Common Stock to permit the exercise in full of the Rights, Units of Preferred Stock, other securities, cash or property, or any combination of the foregoing) having a market value of two times the Exercise Price of the Right (such right being referred to as the “Subscription Right”). In the event that, at any time following the Stock Acquisition Date:

•	the Company consolidates with, or merges with and into, any other person, and the Company is not the continuing or surviving corporation;

•	any person consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property; or

•	50% or more of the Company’s assets or earning power is sold, mortgaged or otherwise transferred,

each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive, upon exercise, securities of the acquiring company having a market value equal to two times the Exercise Price of the Right (such right being referred to as the “Merger Right”).

The holder of a Right will continue to have the Merger Right whether or not such holder has exercised the Subscription Right.  Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Tax Preservation Rights Agreement) become null and void.

Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond those as an existing stockholder), including the right to vote or to receive dividends.  While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units, other securities of the Company, other consideration or for securities of an acquiring company.

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Exchange Feature:	At any time after a person becomes an Acquiring Person, the Board may, at its option, exchange all or any part of the then outstanding and exercisable Rights for shares of Common Stock or Units at an exchange ratio specified in the Tax Preservation Rights Agreement. Notwithstanding the foregoing, the Board generally will not be empowered to effect such exchange at any time after any person becomes the beneficial owner of 50% or more of the Common Stock.

Adjustments:	The Exercise Price payable, and the number of Units or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock;

•	if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or

•	upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price.  The Company is not obligated to issue fractional Units.  If the Company elects not to issue fractional Units, in lieu thereof an adjustment in cash will be made based on the fair market value of the Preferred Stock on the last trading date prior to the date of exercise.

Redemption:	The Rights may be redeemed in whole, but not in part, at a price of $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board) by the Board only until the earlier of (1) the time at which any person becomes an Acquiring Person or (2) the expiration date of the Tax Preservation Rights Agreement. Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

Amendment:	The Tax Preservation Rights Agreement may be amended by the Board in its sole discretion at any time prior to the time at which any person becomes an Acquiring Person. After such time the Board may, subject to certain limitations set forth in the Tax Preservation Rights Agreement, amend the Tax Preservation Rights Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates).

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Expiration Date:	The Rights are not exercisable until the Distribution Date. The Rights will expire upon the earliest of (i) the close of business on August 7, 2022 or such later date as may be established by the Board prior to the expiration of the Rights as long as the extension is submitted to the stockholders of the Company for ratification at the next annual meeting of stockholders succeeding such extension, (ii) the time at which the Rights are redeemed as described above, (iii) the time at which the Rights are exchanged as described above, (iv) the close of business on the first day after the Company’s 2020 annual meeting of stockholders (including any adjournments or postponements thereof), if stockholder approval of the Tax Benefits Preservation Agreement has not been obtained on or prior to the close of business on the first day after the Company’s 2020 annual meeting of stockholders, (v) the close of business on the effective date of the repeal of Section 382 of the Internal Revenue Code or any successor statute if the Board determines that the Tax Benefits Preservation Agreement is no longer necessary or desirable for the preservation of tax benefits, and (vi) the close of business on the first day of a taxable year of the Company to which the Board determines that no tax benefits are available to be carried forward.

Exemption Request:	Additionally, the Tax Benefits Preservation Agreement provides that any person who desires to effect any acquisition of Common Stock that would, if consummated, result in such person (together with its affiliates and associates) beneficially owning 4.9% or more of the then outstanding Common Stock (a “Requesting Person”) may, prior to the Stock Acquisition Date, and in accordance with the Tax Benefits Preservation Agreement, request that the Board grant an exemption with respect to such acquisition under the Tax Benefits Preservation Agreement (an “Exemption Request”). The Board will only grant an exemption in response to an Exemption Request if the Board determines, in its sole discretion, that the acquisition of beneficial ownership of Common Stock by the Requesting Person does not create a significant risk of material adverse tax consequences to the Company, or if the Board otherwise determines in its sole discretion that the exemption is in the best interests of the Company. Any exemption granted may be granted in whole or in part, and may be subject to limitations or conditions (including, without limitation, a requirement that the Requesting Person agree that it will not acquire beneficial ownership of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s tax benefits.

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0 GTT COMMUNICATIONS, INC. 7900 Tysons One Place Suite 1450 McLean, Virginia 22102 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GTT COMMUNICATIONS, INC. The undersigned appoints Richard D. Calder, Jr. and Chris McKee, and each of them, with full power to act without the other, as proxies, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of GTT Communications, Inc. ("GTT") held of record by the undersigned on April 1, 2020, at the Annual Meeting of Stockholders to be held on May 27, 2020, or any postponement or adjournment thereof. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4. (Continued and to be signed on the reverse side) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF GTT COMMUNICATIONS, INC. May 27, 2020 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.gtt.net/us-en/investor-relations/sec-filings Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 21103030300000000000 6 052720 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x A. Election of Directors: B. Vote on Proposals 1. The Board of Directors recommends that you vote FOR the listed nominees. FOR AGAINST ABSTAIN NOMINEES: 2. The Board of Directors recommends that you vote FOR the Proposal to FOR ALL NOMINEES O Richard D. Calder, Jr. O H. Brian Thompson approve the NOL Rights Agreement. WITHHOLD AUTHORITY O S. Joseph Bruno FOR ALL NOMINEES O Rhodric C. Hackman 3. The Board of Directors recommends that you vote FOR the Proposal to FOR AGAINST ABSTAIN O Howard E. Janzen FOR ALL EXCEPT O Nick Adamo approve the non-binding advisory resolution relating to the compensation (See instructions below) O Theodore B. Smith, III of our named executive officers. O Elizabeth Satin FOR AGAINST ABSTAIN O Julius Erving 4. The Board of Directors recommends that you vote FOR the ratification O Benjamin Stein of the appointment of CohnReznick LLP as our independent registered O Zachary Sternberg public accounting firm for current fiscal year ending December 31, 2020. 5. In their discretion, the proxies are authorized to vote upon such other business as may INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” properly come before the meeting. and fill in the circle next to each nominee you wish to withhold, as shown here: THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.